Exhibit 99.1
Execution Copy
AMENDED AND RESTATED GLOBAL HYATT AGREEMENT
Amended and Restated Global Hyatt Agreement (this “Agreement”), dated as of October 1, 2009, by, between and among each of Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but in their capacity as trustees (in such capacity, each a “Trustee” and, collectively, the “Trustees”) and each of the other signatories hereto (each, an “Adult Beneficiary” and, collectively, the “Adult Beneficiaries”). Each beneficiary of a Hyatt Owning Trust who attains the age of 18 following the date hereof and executes a Joinder shall also be deemed to be an “Adult Beneficiary” for purposes of this Agreement.
WHEREAS, the Trustees and the Adult Beneficiaries are party to the Global Hyatt Agreement dated as of March 12, 2008 (the “Original Agreement”) and have determined that it is in their collective best interests to amend and restate the Original Agreement in its entirety;
WHEREAS, the Trustees are the current trustees of each of the United States situs trusts for the benefit of descendants of Nicholas J. Pritzker, deceased, identified on Exhibit A hereto (collectively, the “Hyatt Owning Trusts”);
WHEREAS, the Adult Beneficiaries are current and/or contingent beneficiaries of the Hyatt Owning Trusts who have reached the age of eighteen years;
WHEREAS, the Hyatt Owning Trusts are the direct and/or indirect owners of a majority of the common equity interests in Hyatt Hotels Corporation, a Delaware corporation (“Hyatt”);
WHEREAS, in the context of the creation of liquidity, the Trustees and the Adult Beneficiaries have determined it to be in their collective best interests to effect a restructuring of the Hyatt Owning Trusts’ interests in Hyatt and, accordingly, the Trustees will seek to create a liquid market for the common equity securities in Hyatt through an initial public offering of the common stock (“Hyatt Common Stock”) of Hyatt registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and anticipated to be listed on the New York Stock Exchange (the “IPO”);
WHEREAS, the Board of Directors and stockholders of Hyatt have approved an Amended and Restated Certificate of Incorporation (the “A/R COI”) , which will become effective prior to the consummation of the IPO and provides, among other things for the authorization of, and the reclassification of issued and outstanding shares of common stock of Hyatt into Class A common stock entitled to one vote per share (“Class A Common Stock”) and Class B common stock entitled to ten votes per share (“Class B Common Stock”) as specified in the A/R COI;
WHEREAS, it is anticipated that in connection with the IPO, the Class A Common Stock will be registered under the Exchange Act and listed on the New York Stock Exchange and shall constitute Hyatt Common Stock for all purposes hereunder; and
WHEREAS, in order to facilitate the consummation of the IPO, the Trustees and the Adult Beneficiaries find it to be in the best interests of all of the parties hereto to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, hereby agree to amend and restate the Original Agreement as follows:
ARTICLE I
Term of Agreement

Section 1.1 Effective Time. This Agreement and the obligations of the parties hereto shall become effective for all purposes and respects as of the time the registration statement with respect to the IPO is declared effective by the Securities and Exchange Commission (the “Effective Time”); provided, that, if the IPO is not consummated within ten business days of the Effective Time, this Agreement shall automatically terminate and be deemed never to have had any force or effect.
ARTICLE II
Representations and Warranties

Section 2.1 Representations and Warranties. Each of the parties signatory hereto hereby represents and warrants to each other party signatory hereto as follows:
    (a) Such party has the full power, right and legal capacity to enter into this Agreement and to perform, observe and comply with all of such party’s agreements and obligations hereunder.
    (b) This Agreement has been duly and validly executed by such party and, upon delivery thereof by such party, will constitute a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.
    (c) The execution, delivery and performance of this Agreement by such party in compliance with the terms and provisions hereof will not, to the best of such party’s knowledge, conflict with, result in a breach of, or constitute a violation or default of or give any third party the right to terminate, accelerate or modify any obligation under, (i) any material agreement or other document or instrument to which such party is bound or affected or (ii) any law, statute, rule, regulation, ordinance, writ, order or judgment to which such party is bound or affected.
    (d) Except as otherwise provided in or contemplated by this Agreement and except for any consent, approval, authorization, order, registration, qualification or notice required by gaming or other regulatory authorities, no consent, approval, authorization or order of, or registration or qualification with, or notice to any governmental authority or other Person is required by such party to enter into this Agreement.

ARTICLE III
Voting Agreement; Disposition of Securities

Section 3.1 IPO. At the Effective Time, the following provisions shall become and be effective provided that Hyatt Common Stock continues to be Public:
    (a) Until the later to occur of (i) January 1, 2015 and (ii) that date upon which more than 75% of the FD Stock is owned by Persons other than Pritzkers and Foreign Pritzkers, all Pritzkers and Foreign Pritzkers in a Beneficiary Group (including trusts only to the extent of the then current benefit of members of such Beneficiary Group) will be free to sell up to 25% of their aggregate holdings of Hyatt, measured as of the Effective Time, in each 12 month period following the Effective Time (without carry-overs), and shall not sell more than such amount during any such period; provided, however, upon the unanimous affirmative vote of the Independent directors of Hyatt, such 25% limitation may, with respect to such 12 month period, be increased to a higher percentage or waived entirely and provided further, that sales of Hyatt Common Stock, including Class A Common Stock and Class B Common Stock, between and among Pritzkers and/or Foreign Pritzkers shall be permitted without regard to the sale restrictions in this Section 3.1(a), and such sales shall not be counted against the 25% limitation described herein.
    (b) Notwithstanding anything to the contrary contained herein or contained in any other agreement among the parties hereto, all the shares in Hyatt owned by each Beneficiary Group (including trusts only to the extent of the then current benefit of members of such Beneficiary Group) will be freely pledgeable to an institutional lender (commercial bank, insurance company, brokerage or the like), which institutional lender will not be subject to sale restrictions upon default and foreclosure.
    (c) Until the later to occur of (i) January 1, 2015 and (ii) that date upon which more than 75% of the FD Stock is owned by Persons other than Pritzkers and Foreign Pritzkers, all Pritzkers (and their successors in interest, if applicable), but not the transferees by sale (other than Pritzkers or Foreign Pritzkers who purchase directly from other Pritzkers or Foreign Pritzkers) or by, or following, foreclosures as aforesaid, will vote all of their voting securities of Hyatt (and successor Companies) consistent with the recommendations of the board of directors of Hyatt with respect to all matters (assuming agreement as to any such matter by a majority of a minimum of three Independent directors or, in the case of transactions involving Hyatt and an Affiliate thereof, assuming agreement of all of such minimum of three Independent directors). All Pritzkers will cast and submit by proxy to Hyatt their votes in a manner consistent with this Section 3.1(c) at least five business days prior to the scheduled date of the Annual or Special Meeting of stockholders of Hyatt, as applicable.
    (d) After the Trustees have notified the Current Adult Beneficiaries of their intention to distribute Hyatt Common Stock and have commenced consultation with them as to the structure of such distribution, no Current Adult Beneficiary shall, until the earlier of (i) six months from the date of such notification and (ii) the date of distribution of such Hyatt Common Stock, acquire either directly, or indirectly for his exclusive benefit, any “derivative securities” (as defined in Rule 16a-1(c) of the Exchange Act) with respect to such Hyatt Common Stock. The Trustees hereby acknowledge and agree that it is in the best interests of the Adult Beneficiaries to distribute Hyatt stock from the Ancestor Trusts as soon as practicable following the Effective Time and, accordingly, shall distribute such stock in consultation with the Adult Beneficiaries as soon as practicable following the Effective Time subject to the underwriter’s 180-day “lock-up” agreement related to the IPO to which such stock is subject.

ARTICLE IV
Arbitration

Section 4.1 Scope of Arbitration.
    (a) Except as otherwise expressly provided in this Agreement, disputes between or among any of the parties hereto, and/or disputes between or among any of the parties hereto and any Person who has executed a Joinder (to the extent any such disputes among the parties and/or among the parties and Persons who executed Joinders relate directly to the subject matter of this Agreement), shall be determined solely and exclusively by arbitration in accordance with this Article IV, which shall be broadly construed in favor of arbitrability of all such disputes, including, without limitation, any dispute, controversy, claim or other issue arising out of or relating to:
    (i) The existence, validity, interpretation, construction, enforcement, breach, termination or rescission of this Agreement;
    (ii) The actions or failures to act of any party to this Agreement with respect to this Agreement;
    (iii) Dispute resolution under this Agreement, including arbitrability; or
    (iv) All other matters directly related to the subject matter of this Agreement.
    (b) In any arbitration, this Agreement and all other documentation determined by the Arbitrator to be relevant shall be admissible in evidence. In deciding any issue submitted to arbitration, the Arbitrator shall consider the rights, powers and obligations of the Trustees (or their predecessors) in light of this Agreement, the relevant trust instruments, and Illinois law.
    Section 4.2 Rules; Location.
    (a) Except as otherwise provided herein, the Commercial Arbitration Rules of the American Arbitration Association in effect as of the Effective Time shall govern any arbitration hereunder, but such arbitration shall not be conducted under the auspices of the American Arbitration Association.
        (b) All arbitrations shall be held in Chicago, Illinois, at a site or sites determined by the Arbitrator.
Section 4.3 Arbitrator.
    (a) All arbitrations will be before a single arbitrator (the “Arbitrator”), who shall be Independent, have a respected legal background, and be selected in accordance with this Section.
    (b) The parties agree that the initial Arbitrator shall be Michael Sovern.

    (c) Mr. Sovern shall nominate a successor Arbitrator who shall become the successor Arbitrator upon (i) approval of six of the Current Adult Beneficiaries and (ii) the execution and delivery by such individual of a Joinder in reasonably acceptable form.
    (d) Each successor Arbitrator shall appoint a subsequent successor who satisfies the criteria described in Section 4.3(a), and in the absence thereof, and notwithstanding the provisions of Section 4.2(a) hereof, the successor Arbitrator shall be selected by the American Arbitration Association pursuant to Section L-3 of the Optional Procedures for Large Complex Commercial Disputes of the Commercial Arbitration rules of the American Arbitration Association (or any successor provision).

    (e) Once an Arbitrator is identified as provided above, all parties to this Agreement and their counsel, Joined Agents and other representatives will refrain from all ex parte contacts with the Arbitrator.
    Section 4.4 Demand for and Action to Compel Arbitration.
    (a) To demand arbitration hereunder, the party seeking arbitration shall be required to deliver written notice to the Arbitrator (when and if available) and each of the Trustees and all parties in respect of whom arbitration is sought, specifying in reasonable detail the issue or issues to be arbitrated. Upon receipt of such notice, the Arbitrator shall commence, conduct and conclude all proceedings within a reasonable time. Notwithstanding anything to the contrary contained in this Agreement, no party may demand arbitration subsequent to the date that is ninety (90) days following the date upon which the voting agreement set forth in Article III hereof expires by its terms.

    (b) Nothing herein shall be deemed to impair the right of any party to seek an order of any court of competent jurisdiction compelling arbitration or in aid of the jurisdiction of the Arbitrator.
Section 4.5 Confidentiality.
    (a) Except as may be required by applicable law and for communications among the parties to this Agreement and their respective counsel (and Persons retained by counsel for the purpose of assisting in any proceeding, who shall agree to be bound by a reasonable confidentiality agreement), all arbitration proceedings commenced hereunder, and all demands, pleadings, briefs or other documents relating to such proceedings, as well as any decisions or awards of the Arbitrator (except insofar as may be necessary to obtain judicial confirmation and/or enforcement of such decision or award), shall be completely and permanently confidential and shall not be communicated to third parties, and the Arbitrator will so order.
    (b) Any party initiating judicial proceedings to compel arbitration or to confirm an award of the Arbitrator shall in good faith seek an order providing for the filing of all pleadings and arbitration documents under seal and all of the parties shall agree thereto.
    (c) No tape or electronic recording or transcripts of arbitration proceedings shall be retained by any party after the completion of the arbitration proceeding; provided,

however, that the Arbitrator (and any successor Arbitrators) may retain such records as he deems useful to the discharge of his duties hereunder and the Arbitrator may make any recordings or transcripts available upon request of a party to a subsequent arbitration pursuant to this Article (and solely for use in such subsequent arbitration) at his discretion and upon terms and conditions the Arbitrator deems appropriate.
Section 4.6 Discovery and Conduct of Hearing.
    (a) The parties to any arbitration hereunder shall be entitled to such pre-hearing discovery, if any, as may be determined by the Arbitrator.

    (b) In conducting the arbitration, the Arbitrator may act in summary fashion, upon submission of papers, or in plenary fashion, in his discretion.
Section 4.7 Form of Award; Remedies; Confirmation.
    (a) An award of the Arbitrator shall be in writing and signed by him, shall not include findings of fact, conclusions of law, or other matters of opinion, shall state as briefly as possible the determination of the issue or issues submitted, and shall be final and binding on the parties to this Agreement in all respects and for all purposes (without any right of appeal).
    (b) The Arbitrator shall be authorized to award any form of relief as may be appropriate, consistent with the Commercial Arbitration Rules of the American Arbitration Association, including immediate, interim and/or final equitable relief, compensatory damages, fees, costs and expenses of the arbitration proceeding (including the payment thereof from one or more Hyatt Owning Trusts, as appropriate), and non-monetary sanctions (but not Consequential Damages, punitive damages, exemplary damages or multiple damages).
    (c) Notwithstanding any other provision of this Agreement, the Arbitrator shall not render any monetary award against a Trustee personally in the absence of a finding that such Trustee has willfully, materially and in bad faith breached his fiduciary duty. Any such monetary award shall be for actual and/or compensatory damages, and not for Consequential Damages, punitive damages, exemplary damages, or multiple damages.
    (d) A party to an arbitration shall have the right to petition a court of competent jurisdiction located in Chicago, Illinois for an order confirming the Arbitrator’s award.

Section 4.8 Certain Arbitrations. The exclusive requirement to arbitrate hereunder shall not apply with respect to the manner in which Hyatt’s operations are conducted to the extent the parties (in their capacities as shareholders) and non-Pritzker public shareholders are affected comparably; provided, however, that a party may participate in and benefit from any shareholder litigation initiated by a non-party. A party may not solicit others to initiate or be a named plaintiff in such litigation, (i) unless two thirds of the Independent directors of a board of directors having at least three Independent directors do not vote in favor of the matter that is the subject of the litigation or (ii), in the case of affiliated transactions reviewed by Hyatt’s board of directors, unless at least one Independent director did not approve the transaction.

ARTICLE V
Definitions

Section 5.1 Certain Defined Terms. For purposes of this Agreement the following terms and phrases shall have the following meanings:
“Affiliate” means any Person who directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, a specified Person (the term “control” for these purposes meaning the ability, whether by ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to act as or select the managing or general partner of a partnership, manager or managing member of a limited liability company, or otherwise to select, or have the power to remove and then select, a majority of those Persons exercising governing authority over a Person).
“Beneficiary Group” means each Current Adult Beneficiary and his/her lineal descendants and current spouse, if relevant.
“Company” means a corporation, partnership, limited liability company, association, group (as defined in Section 13(d) of the Exchange Act), proprietorship, Delaware business or similar trust or other non-corporate organization.
“Consequential Damages” means such damages as do not flow directly and immediately from the act of a party, but which arise from intervention of special circumstances not ordinarily predictable (for greater certainty, “Consequential Damages” do not include general and special, actual or compensatory damages as will compensate an injured party for the injury sustained (and nothing more)).
“Current Adult Beneficiaries” means the individuals identified on Exhibit B hereto.
“FD Stock” means the fully diluted shares of Hyatt Common Stock calculated with reference to the securities included in determining “Diluted EPS” in accordance with Statement of Financial Accounting Standards 128 for the purposes of US GAAP as in effect on June 30, 2009.
“Foreign Pritzkers” means the Pritzker family members, who are the lineal descendants of Nicholas J. Pritzker, deceased, and spouses, any trusts for the current or future, direct or indirect, vested or contingent, benefit of any of the foregoing the situs of which is outside the United States and/or Affiliates of any thereof.
“Independent” means, with respect to an individual, an individual who (i), in the case of the Arbitrator or successor Arbitrator only, has no direct material business relationship with any party to this Agreement, (ii) satisfies the criteria set forth in Section 303A.02 of the New York Stock Exchange Listed Company Manual as in effect at the Effective Time and (iii) for the purposes of Sections 3.1(a), 3.1(c) and 4.8 hereof, is not a lineal descendant of Nicholas J. Pritzker (deceased).

“Joinder” means an instrument pursuant to which the signatory thereto becomes a party to this Agreement and assumes obligations hereunder.
“Joined Agent” means an agent or representative of a Trustee or Adult Beneficiary who has executed and delivered a Joinder agreeing to be bound by Article IV; provided, however, that counsel to each of the Adult Beneficiaries shall be deemed to be a Joined Agent hereunder whether or not such counsel has executed and delivered a Joinder.
“Person” means an individual, Company and/or governmental authority.
“Pritzkers” means the Pritzker family members, who are the lineal descendants of Nicholas J. Pritzker, deceased, and spouses, any United States situs trusts for the current or future, direct or indirect, vested or contingent, benefit of any of the foregoing and/or Affiliates of any thereof.
“Public”, when referring to Hyatt Common Stock, means such Hyatt Common Stock is registered pursuant to Section 12 of the Exchange Act.
ARTICLE VI
Miscellaneous

Section 6.1 Interpretation. The headings and captions preceding the text of Articles and Sections included in this Agreement and the headings and captions to Exhibits attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement and shall be deemed to include each other gender, and the singular shall include the plural and vice versa, as the context may require. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. References to any “Article”, “Section” or “Exhibit” shall refer to an Article or Section of, or an Exhibit to, this Agreement, as the same may be amended, modified, supplemented or restated from time to time in accordance with this Agreement or any other document or instrument of even date herewith. All references to the discretion of the Trustees (or any of them) shall mean the sole and absolute discretion of the Trustees. Any act by any agent of any of the Trustees shall be deemed to be the act of the Trustee who is the principal for such agent. Upon the death or incapacity of a Current Adult Beneficiary, the vote, designation right, consent and/or agreement of such Current Adult Beneficiary may be assigned, by will or other similar instrument, to any Person, including to another Current Adult Beneficiary (it being agreed that in the absence of such assignment, such vote, designation right, consent and/or agreement shall inure per stirpes to the benefit of the issue of such Current Adult Beneficiary; provided, however, that the descendants of a Current Adult Beneficiary who have attained the age of 18 shall share equally a proxy for the voting interest of all other minor descendants of said Current Adult Beneficiary, and if all issue of said Current Adult Beneficiary shall be under the age of 18 the surviving parent of said issue shall enjoy such vote, designation right, consent and/or agreement power until any of said issue attain the age of 18).

Section 6.2 Support of Contemplated Transactions. Without limiting the right of the parties to commence an arbitration pursuant to Article IV, each of the parties will cooperate with each other party in all reasonable respects and act reasonably and in good faith in effectuating this Agreement. Each party will employ the dispute resolution provisions of Article IV only in connection with a bona fide dispute, controversy, claim or other issue concerning a substantial matter that is subject to such dispute resolution provisions.
Section 6.3 Consent of Adult Beneficiaries. Each of the Adult Beneficiaries hereby consents to the actions of the Trustees contemplated by this Agreement.
Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.
Section 6.5 Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND EACH OF THE EXHIBITS TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE. SUBJECT TO COMPLIANCE WITH ARTICLE IV, AS APPLICABLE, EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF, AND CONSENTS TO VENUE IN, THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS FOR ALL PURPOSES HEREUNDER.
Section 6.6 Further Assurances. Each of the parties hereto will, without additional consideration, execute and deliver such further instruments and take such other action as may be reasonably requested by any other party hereto in order to carry out the purposes and intent of this Agreement.
Section 6.7 Incorporation of Recitals. The preamble and recitals to this Agreement are hereby incorporated in this Agreement, and, by this reference, made a part hereof.
Section 6.8 No Presumption Against Drafter. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event there arises any ambiguity or question or intent or interpretation with respect to this Agreement, this Agreement shall be construed as if drafted jointly by all of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.
Section 6.9 Parties in Interest. This Agreement is solely for the benefit of the parties hereto and no other Persons shall be third party beneficiaries of this Agreement.
Section 6.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, and successors, and each trustee of any other currently existing or hereinafter to be formed trust for the current or future, direct or indirect, vested or contingent, benefit of a beneficiary of a

Hyatt Owning Trust that is the holder of Hyatt Common Stock. Except as provided in the last sentence of Section 6.1 hereof, no party may assign his rights or obligations under this Agreement.
Section 6.11 Severability. If any term or provision of this Agreement shall, to any extent, be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and this Agreement shall be deemed severable and shall be enforced otherwise to the full extent permitted by law; provided, however, that such enforcement does not deprive any party hereto of the benefit of the bargain.
Section 6.12 Amendment and Waiver. This Agreement may not be amended, modified, supplemented or restated except by written agreement of (w) each of the Trustees, (x) 75% of the Current Adult Beneficiaries and (y) a majority of the Adult Beneficiaries (other than the Current Adult Beneficiaries) at the time any such amendment, modification, supplement or restatement is sought, it being agreed that any of the foregoing individuals may consent or refuse to consent to the amendment, modification or supplementation of this Agreement in such individual’s sole and absolute discretion. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.
Section 6.13 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received if delivered personally (including delivery by courier service), transmitted by telegram or facsimile transmission, or mailed by registered or certified mail, postage prepaid, return receipt requested, to the parties at their respective addresses set forth on Exhibit C, or to such other address as the party to whom notice is to be given may have previously furnished to the other parties in writing in accordance herewith. Notice shall be deemed given on the date received (or, if receipt thereof is refused, on the date of such refusal).
    Section 6.14 Trustee Exculpation. Each trustee executing this Agreement is executing the same solely in his capacity as a trustee of one or more of the Hyatt Owning Trusts. All obligations and liabilities of any trustee executing this Agreement shall be satisfied solely out of the assets of the trust or trusts on whose behalf such trustee is executing this Agreement, and such trustee shall not be personally liable for the satisfaction of any of such obligations or liabilities as a result of his execution of this Agreement.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of October 1, 2009.

TRUSTEES:
/s/ Thomas J. Pritzker
Thomas J. Pritzker

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

/s/ Karl J. Breyer
Karl J. Breyer

ADULT BENEFICIARIES:
/s/ Nicholas J. Pritzker
Nicholas J. Pritzker

/s/ Thomas J. Pritzker
Thomas J. Pritzker

/s/ James N. Pritzker
James N. Pritzker

/s/ John A. Pritzker
John A. Pritzker

/s/ Linda Pritzker
Linda Pritzker

/s/ Karen L. Pritzker
Karen L. Pritzker

/s/ Penny Pritzker
Penny Pritzker

[Signature Page to Amended and Restated Global Hyatt Agreement]

/s/ Anthony N. Pritzker
Anthony N. Pritzker

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

/s/ Jay Robert Pritzker
Jay Robert Pritzker

/s/ Joseph B. Pritzker
Joseph B. Pritzker

/s/ Regan Pritzker
Regan Pritzker

/s/ Rachel Pritzker Hunter
Rachel Pritzker Hunter

/s/ Roland Bacon Pritzker
Roland Bacon Pritzker

/s/ Jason N. Pritzker
Jason N. Pritzker

/s/ Benjamin T. Pritzker
Benjamin T. Pritzker

/s/ Rosemary Pritzker
Rosemary Pritzker

/s/ Tal Hava Pritzker
Tal Hava Pritzker

/s/ Jacob N. Pritzker
Jacob N. Pritzker

/s/ David T. Pritzker
David T. Pritzker
[Signature Page to Amended and Restated Global Hyatt Agreement]

/s/ Allison Pritzker Schwartz
Allison Pritzker Schwartz

/s/ Adam Pritzker
Adam Pritzker

/s/ Isaac Pritzker
Isaac Pritzker

/s/ Noah Pritzker
Noah Pritzker

/s/ Dana Jean Pritzker Schwartz
Dana Jean Pritzker Schwartz

/s/ Donald Pritzker Traubert
Donald Pritzker Traubert

[Signature Page to Amended and Restated Global Hyatt Agreement]

Exhibit A

HYATT OWNING TRUSTS

A.N.P. TRUST # 1
A.N.P. TRUST # 2
A.N.P. TRUST # 3
A.N.P. TRUST # 4-DANIEL
A.N.P. TRUST # 4-JOHN
A.N.P. TRUST # 5-DANIEL
A.N.P. TRUST # 5-JEAN
A.N.P. TRUST # 6
A.N.P. TRUST # 7A
A.N.P. TRUST # 7B
A.N.P. TRUST # 7C
A.N.P. TRUST # 7D
A.N.P. TRUST # 8
A.N.P. TRUST # 9
A.N.P. TRUST #10
A.N.P. TRUST #11
A.N.P. TRUST #12
A.N.P. TRUST #13A
A.N.P. TRUST #13B
A.N.P. TRUST #13C
A.N.P. TRUST #13D
A.N.P. TRUST #14
A.N.P. TRUST #15
A.N.P. TRUST #16
A.N.P. TRUST #17
A.N.P. TRUST #18-JOHN
A.N.P. TRUST #18-THOMAS
A.N.P. TRUST #19
A.N.P. TRUST #20
A.N.P. TRUST #21
A.N.P. TRUST #22-JAMES
A.N.P. TRUST #22-LINDA
A.N.P. TRUST #23-KAREN
A.N.P. TRUST #23-LINDA
A.N.P. TRUST #24-JAMES
A.N.P. TRUST #24-KAREN
A.N.P. TRUST #25
A.N.P. TRUST #26
A.N.P. TRUST #27
A.N.P. TRUST #28-JAMES
A.N.P. TRUST #28-LINDA
A.N.P. TRUST #29-KAREN

A.N.P. TRUST #29-LINDA
A.N.P. TRUST #30-JAMES
A.N.P. TRUST #30-KAREN
A.N.P. TRUST #31
A.N.P. TRUST #32
A.N.P. TRUST #33
A.N.P. TRUST #34-ANTHONY
A.N.P. TRUST #34-PENNY
A.N.P. TRUST #35-ANTHONY
A.N.P. TRUST #35-JAY ROBERT
A.N.P. TRUST #36-JAY ROBERT
A.N.P. TRUST #36-PENNY
A.N.P. TRUST #37
A.N.P. TRUST #38
A.N.P. TRUST #39
A.N.P. TRUST #40-ANTHONY
A.N.P. TRUST #40-PENNY
A.N.P. TRUST #41-ANTHONY
A.N.P. TRUST #41-JAY ROBERT
A.N.P. TRUST #42-JAY ROBERT
A.N.P. TRUST #42-PENNY
AMARILLO RESIDUARY TRUST # 1
AMARILLO RESIDUARY TRUST # 2
AMARILLO RESIDUARY TRUST # 3
AMARILLO RESIDUARY TRUST # 4
AMARILLO RESIDUARY TRUST # 5
AMARILLO RESIDUARY TRUST # 6
AMARILLO RESIDUARY TRUST # 7
AMARILLO RESIDUARY TRUST # 8
AMARILLO RESIDUARY TRUST # 9
AMARILLO RESIDUARY TRUST #10
DNP RESIDUARY TRUST #1
DNP RESIDUARY TRUST #2
DNP RESIDUARY TRUST #3
DNP RESIDUARY TRUST #4
DNP RESIDUARY TRUST #5
DNP RESIDUARY TRUST #6
DNP RESIDUARY TRUST #7
DNP RESIDUARY TRUST #8
DNP RESIDUARY TRUST #9
DON G.C. TRUST #1
DON G.C. TRUST #2
DON G.C. TRUST #3
DON G.C. TRUST #4
DON G.C. TRUST #5
DON G.C. TRUST #6

DON G.C. TRUST #7
DON G.C. TRUST #8
DON G.C. TRUST #9
DON G.C. TRUST #10
DON TRUST NO. 25
ECI FAMILY TRUST #1
ECI FAMILY TRUST #2
ECI FAMILY TRUST #3
ECI FAMILY TRUST #4
ECI FAMILY TRUST #5
ECI FAMILY TRUST #6
ECI QSST TRUST #1
ECI QSST TRUST #2
ECI QSST TRUST #3
ECI QSST TRUST #4
ECI QSST TRUST #5
ECI QSST TRUST #6
F. L. P. RESIDUARY TRUST # 1
F. L. P. RESIDUARY TRUST # 5
F. L. P. RESIDUARY TRUST # 6
F. L. P. RESIDUARY TRUST # 9
F. L. P. RESIDUARY TRUST #11
F. L. P. RESIDUARY TRUST #12
F. L. P. RESIDUARY TRUST #13
F. L. P. RESIDUARY TRUST #14
F. L. P. RESIDUARY TRUST #15
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F. L. P. RESIDUARY TRUST #30
F. L. P. RESIDUARY TRUST #31
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F. L. P. RESIDUARY TRUST #34
F. L. P. RESIDUARY TRUST #35

F. L. P. RESIDUARY TRUST #36
F. L. P. RESIDUARY TRUST #37
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F. L. P. RESIDUARY TRUST #53
F. L. P. RESIDUARY TRUST #54
F. L. P. RESIDUARY TRUST #55
F. L. P. RESIDUARY TRUST #56
F. L. P. TRUST NO. 10
F. L. P. TRUST NO. 11
F. L. P. TRUST NO. 12
F. L. P. TRUST NO. 13
F. L. P. TRUST NO. 14
F. L. P. TRUST NO. 15
F. L. P. TRUST NO. 16
F. L. P. TRUST NO. 17
F. L. P. TRUST NO. 19
F. L. P. TRUST NO. 20
F. L. P. TRUST NO. 21
LA SALLE G.C. TRUST #2
LA SALLE G.C. TRUST #3
LA SALLE G.C. TRUST #4
LA SALLE G.C. TRUST #5
LA SALLE G.C. TRUST #6
LA SALLE G.C. TRUST #7
LA SALLE G.C. TRUST #8
LA SALLE G.C. TRUST #9
LA SALLE G.C. TRUST #10
LA SALLE G.C. TRUST #11
LA SALLE TRUST #13
LA SALLE TRUST #14
LA SALLE TRUST #15
LA SALLE TRUST #17

LA SALLE TRUST #18
LA SALLE TRUST #19
LA SALLE TRUST #27
LA SALLE TRUST #41
LA SALLE TRUST #42
LA SALLE TRUST #43
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LA SALLE TRUST #45
LA SALLE TRUST #46
LA SALLE TRUST #47
LA SALLE TRUST #48
LA SALLE TRUST #49
LA SALLE TRUST #50
LA SALLE TRUST #51
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LA SALLE TRUST #53
LA SALLE TRUST #54
LA SALLE TRUST #55
LA SALLE TRUST #56
LA SALLE TRUST #57
LA SALLE TRUST #58
LA SALLE TRUST #59
LA SALLE TRUST #60
LA SALLE TRUST #61
LA SALLE TRUST # 62
LA SALLE TRUST NO. 63
LA SALLE TRUST NO. 64
N.F.P. QSST TRUST NO. 21
BANDON TRUST-OREGON # 1
BARVIEW TRUST-OREGON # 2
BROWNSVILLE TRUST-OREGON # 3
CARLTON TRUST-OREGON # 4
CLAKAMAS TRUST-OREGON # 5
CLATSKANIE TRUST-OREGON # 6
CRESWELL TRUST-OREGON # 7
DRAIN TRUST-OREGON # 8
EASTSIDE TRUST-OREGON # 9
ELGIN TRUST-OREGON # 10
ENTERPRISE TRUST-OREGON # 11
ESTACADA TRUST-OREGON # 12
FAIRVIEW TRUST-OREGON # 13
GARIBALDI TRUST-OREGON # 14
GREEN TRUST-OREGON # 15
HARRISBURG TRUST-OREGON # 16
FOSSIL TRUST-OREGON # 17
GARDINER TRUST-OREGON # 18

GEARHART TRUST-OREGON # 19
GERVAIS TRUST-OREGON # 20
GILCHRIST TRUST-OREGON # 21
GLENDALE TRUST-OREGON # 22
GLENMORRIE TRUST-OREGON # 23
GLIDE TRUST-OREGON # 24
HARBOR TRUST-OREGON # 25
HUBBARD TRUST-OREGON # 26
HUNTINGTON TRUST-OREGON # 27
JOSEPH TRUST-OREGON # 28
KINZUA TRUST-OREGON # 29
LAFAYETTE TRUST-OREGON # 30
LEWISBURG TRUST-OREGON # 31
LOWELL TRUST-OREGON # 32
AMITY TRUST-OREGON # 33
APPLEGATE TRUST-OREGON # 34
ATHENA TRUST-OREGON # 35
AUMSVILLE TRUST-OREGON # 36
BELLEVIEW TRUST-OREGON # 37
BLY TRUST-OREGON # 38
CANYONVILLE TRUST-OREGON # 39
CHARLESTON TRUST-OREGON # 40
CHILOQUIN TRUST-OREGON # 41
COBURG TRUST-OREGON # 42
CONDON TRUST-OREGON # 43
DAYTON TRUST-OREGON # 44
DILLARD TRUST-OREGON # 45
DUNDEE TRUST-OREGON # 46
DUNES TRUST-OREGON # 47
ELMIRA TRUST-OREGON # 48
CANYON TRUST-OREGON # 49
BEECH TRUST-OREGON # 50
BATTLE TRUST-OREGON # 51
BLUE TRUST-OREGON # 52
SEBASTIAN TRUST-OREGON # 53
CAMAS TRUST-OREGON # 54
LOW TRUST-OREGON # 55
ALSEA TRUST-OREGON # 56
BROGAN TRUST-OREGON # 57
BURNT TRUST-OREGON # 58
HAYES TRUST-OREGON # 59
PARKER TRUST-OREGON # 60
GRASS TRUST-OREGON # 61
NECANIUM TRUST-OREGON # 62
SISKIYOU TRUST-OREGON # 63
WILLAMETTE TRUST-OREGON # 64

BEAVERTON TRUST-OREGON # 65
CORVALLIS TRUST-OREGON # 66
EUGENE TRUST-OREGON # 67
MEDFORD TRUST-OREGON # 68
PARKROSE TRUST-OREGON # 69
PORTLAND TRUST-OREGON # 70
SALEM TRUST-OREGON # 71
SPRINGFIELD TRUST-OREGON # 72
ALBANY TRUST-OREGON # 73
ALTAMONT TRUST-OREGON # 74
BEND TRUST-OREGON # 75
GRESHAM TRUST-OREGON # 76
HILLSBORO TRUST-OREGON # 77
KEIZER TRUST-OREGON # 78
MILWAUKIE TRUST-OREGON # 79
PENDLETON TRUST-OREGON # 80
DALLAS TRUST-OREGON # 81
GLADESTONE TRUST-OREGON # 82
HAYESVILLE TRUST-OREGON # 83
LEBANON TRUST-OREGON # 84
NEWBERG TRUST-OREGON # 85
POWELLHURST TRUST-OREGON # 86
ROCKWOOD TRUST-OREGON # 87
WOODBURN TRUST-OREGON # 88
ANTELOPE TRUST-OREGON # 89
DREWSEY TRUST-OREGON # 90
GRANITE TRUST-OREGON # 91
GREENHORN TRUST-OREGON # 92
HARDMAN TRUST-OREGON # 93
JUNTURA TRUST-OREGON # 94
LONEROCK TRUST-OREGON # 95
SHANIKO TRUST-OREGON # 96
ARAGO TRUST-OREGON # 97
BAYSHORE TRUST-OREGON # 98
BEATTY TRUST-OREGON # 99
BIRKENFELD TRUST-OREGON #100
BLODGETT TRUST-OREGON #101
BROADBENT TRUST-OREGON #102
BURLINGTON TRUST-OREGON #103
CHESHIRE TRUST-OREGON #104
COOSTON TRUST-OREGON #105
DODSON TRUST-OREGON #106
DREW TRUST-OREGON #107
DURKEE TRUST-OREGON #108
ENGLEWOOD TRUST-OREGON #109
FIRWOOD TRUST-OREGON #110

HARPER TRUST-OREGON #111
JAMIESON TRUST-OREGON #112
ALOHA TRUST-OREGON #113
BATTIN TRUST-OREGON #114
BROOKINGS TRUST-OREGON #115
BURNS TRUST-OREGON #116
CANBY TRUST-OREGON #117
COQUILLE TRUST-OREGON #118
GILBERT TRUST-OREGON #119
GLENDOVEER TRUST-OREGON #120
HAZELWOOD TRUST-OREGON #121
HERMISTON TRUST-OREGON #122
KENDALL TRUST-OREGON #123
METZGER TRUST-OREGON #124
MONMOUTH TRUST-OREGON #125
NEWPORT TRUST-OREGON #126
OAKRIDGE TRUST-OREGON #127
ONTARIO TRUST-OREGON #128
BAKER TRUST-OREGON #129
BENTON TRUST-OREGON #130
CURRY TRUST-OREGON #131
DOUGLAS TRUST-OREGON #132
GRANT TRUST-OREGON #133
LAKE TRUST-OREGON #134
MARION TRUST-OREGON #135
POLK TRUST-OREGON #136
COLUMBIA TRUST-OREGON #137
GILLIAM TRUST-OREGON #138
CLERK TRUST-OREGON #139
JACKSON TRUST-OREGON #140
JEFFERSON TRUST-OREGON #141
KLAMATH TRUST-OREGON #142
LINN TRUST-OREGON #143
MORROW TRUST-OREGON #144
CLATSOP TRUST-OREGON #145
COOS TRUST-OREGON #146
JOSEPHINE TRUST-OREGON #147
LANE TRUST-OREGON #148
MALHEUR TRUST-OREGON #149
SHERMAN TRUST-OREGON #150
UNION TRUST-OREGON #151
WASCO TRUST-OREGON #152
CRESCENT TRUST-OREGON #153
SUMMIT TRUST-OREGON #154
MILLER TRUST-OREGON #155
DAVIS TRUST-OREGON #156

OWYHEE TRUST-OREGON #157
COW TRUST-OREGON #158
MAGONE TRUST-OREGON #159
OSWEGO TRUST-OREGON #160
RIDER TRUST-OREGON #161
WALLOWA TRUST-OREGON #162
HARNEY TRUST-OREGON #163
YOUNG TRUST-OREGON #164
CRATER TRUST-OREGON #165
SUMMER TRUST-OREGON #166
ABERT TRUST-OREGON #167
ALKALI TRUST-OREGON #168
ADAMS TRUST-OREGON #169
ADRIAN TRUST-OREGON #170
ALVADORE TRUST-OREGON #171
AZALEA TRUST-OREGON #172
BALLSTON TRUST-OREGON #173
BARLOW TRUST-OREGON #174
BEAVER TRUST-OREGON #175
BECK TRUST-OREGON #176
BONNEVILLE TRUST-OREGON #177
BORING TRUST-OREGON #178
BRICKERVILLE TRUST-OREGON #179
BRIDGE TRUST-OREGON #180
BRIGHTWOOD TRUST-OREGON #181
OPHELIA TRUST-OREGON #182
BUXTON TRUST-OREGON #183
CARVER TRUST-OREGON #184
ASTORIA TRUST-OREGON #185
PRINEVILLE TRUST-OREGON #186
ROSEBURG TRUST-OREGON #187
LAKEVIEW TRUST-OREGON #188
VALE TRUST-OREGON #189
HEPPNER TRUST-OREGON #190
MORO TRUST-OREGON #191
TILLAMOOK TRUST-OREGON #192
IDANHA TRUST-OREGON #193
IDAVILLE TRUST-OREGON #194
IMBLER TRUST-OREGON #195
INDEPENDENCE TRUST-OREGON #196
INTERLACHEN TRUST-OREGON #197
IONE TRUST-OREGON #198
IRRIGON TRUST-OREGON #199
IRVING TRUST-OREGON #200
OAKLAND TRUST-OREGON #201
OCEANSIDE TRUST-OREGON #202

ODELL TRUST-OREGON #203
OLNEY TRUST-OREGON #204
OPHIR TRUST-OREGON #205
ORENCO TRUST-OREGON #206
ORIENT TRUST-OREGON #207
OXBOW TRUST-OREGON #208
P. G. - DANIEL TRUST
P. G. - DON #3 TRUST
P. G. - JEAN TRUST
P. G. - JIM TRUST
P. G. - JOHNNY TRUST
P. G. - KAREN TRUST
P. G. - LINDA TRUST
P. G. - NICHOLAS TRUST
P. G. - PENNY TRUST
P. G. - TOM TRUST
P. G. - TONY TRUST
P.P.C. TRUST #2- GIGI
P.P.C. TRUST #2- TOM
P.P.C. TRUST #3- JAY ROBERT
P.P.C. TRUST #3- LINDA
P.P.C. TRUST #4- ANTHONY
P.P.C. TRUST #4- JAY ROBERT
P.P.C. TRUST #4- JIM
P.P.C. TRUST #5- ANTHONY
P.P.C. TRUST #5- KAREN
P.P.C. TRUST #6- ANTHONY
P.P.C. TRUST #6- DANIEL
P.P.C. TRUST #6- GIGI
P.P.C. TRUST #6- PENNY
P.P.C. TRUST #7- JOHN
P.P.C. TRUST #7- PENNY
R. A. TRUST NO. 25
R.A. G.C. TRUST #1
R.A. G.C. TRUST #2
R.A. G.C. TRUST #3
R.A. G.C. TRUST #4
R.A. G.C. TRUST #5
R.A. G.C. TRUST #6
R.A. G.C. TRUST #7
R.A. G.C. TRUST #8
R.A. G.C. TRUST #9
R.A. G.C. TRUST #10
RAINER TRUST-WASHINGTON # 1
SLIDE TRUST-WASHINGTON # 2
CRYSTAL TRUST-WASHINGTON # 3

ELLIS TRUST-WASHINGTON # 4
OLYMPUS TRUST-WASHINGTON # 5
CARRIE TRUST-WASHINGTON # 6
ELK TRUST-WASHINGTON # 7
CONSTANCE TRUST-WASHINGTON # 8
HENDERSON TRUST-WASHINGTON # 9
ANDERSON TRUST-WASHINGTON # 10
TWIN TRUST-WASHINGTON # 11
HAYSTACK TRUST-WASHINGTON # 12
PILCHUCK TRUST-WASHINGTON # 13
INDEX TRUST-WASHINGTON # 14
BEARHEAD TRUST-WASHINGTON # 15
STRAWBERRY TRUST-WASHINGTON # 16
SIMCOE TRUST-WASHINGTON # 17
CLIFTY TRUST-WASHINGTON # 18
CASHMERE TRUST-WASHINGTON # 19
CLARK TRUST-WASHINGTON # 20
BONANZA TRUST-WASHINGTON # 21
GOODE TRUST-WASHINGTON # 22
LOGAN TRUST-WASHINGTON # 23
JACK TRUST-WASHINGTON # 24
OKANOGAN TRUST-WASHINGTON # 25
COLVILLE TRUST-WASHINGTON # 26
KANIKSU TRUST-WASHINGTON # 27
UMATILLA TRUST-WASHINGTON # 28
PINCHOT TRUST-WASHINGTON # 29
GIFFORD TRUST-WASHINGTON # 30
LATHROP TRUST-WASHINGTON # 31
ROSS TRUST-WASHINGTON # 32
OLYMPIC TRUST-WASHINGTON # 33
BREMERTON TRUST-WASHINGTON # 34
VANCOUVER TRUST-WASHINGTON # 35
DARRINGTON TRUST-WASHINGTON # 36
KEECHELUS TRUST-WASHINGTON # 37
FEDERATION TRUST-WASHINGTON # 38
HANFORD TRUST-WASHINGTON # 39
PAULS TRUST-WASHINGTON # 40
BUTTE TRUST-WASHINGTON # 41
STEPTOE TRUST-WASHINGTON # 42
FAIRCHILD TRUST-WASHINGTON # 43
COULEE TRUST-WASHINGTON # 44
VERNON TRUST-WASHINGTON # 45
MCNARY TRUST-WASHINGTON # 46
MARYHILL TRUST-WASHINGTON # 47
PASTIME TRUST-WASHINGTON # 48
CHELAN TRUST-WASHINGTON # 49

MOSES TRUST-WASHINGTON # 50
ENTIAT TRUST-WASHINGTON # 51
WALLOLA TRUST-WASHINGTON # 52
BANKS TRUST-WASHINGTON # 53
RIFFE TRUST-WASHINGTON # 54
SACAJEWEA TRUST-WASHINGTON # 55
BRYAN TRUST-WASHINGTON # 56
NEWMAN TRUST-WASHINGTON # 57
ROCK TRUST-WASHINGTON # 58
ROOSEVELT TRUST-WASHINGTON # 59
SHANNON TRUST-WASHINGTON # 60
STEVENS TRUST-WASHINGTON # 61
SPECTACLE TRUST-WASHINGTON # 62
GALISPELL TRUST-WASHINGTON # 63
WEST TRUST-WASHINGTON # 64
MARENGO TRUST-WASHINGTON # 65
SPANGLE TRUST-WASHINGTON # 66
PACKWOOD TRUST-WASHINGTON # 67
MOORE TRUST-WASHINGTON # 68
ALMIRA TRUST-WASHINGTON # 69
GRANDVIEW TRUST-WASHINGTON # 70
MALDEN TRUST-WASHINGTON# 71
TEKOA TRUST-WASHINGTON # 72
PACK TRUST-WASHINGTON # 73
FAIRFIELD TRUST-WASHINGTON # 74
RITZVILLE TRUST-WASHINGTON # 75
WARDEN TRUST-WASHINGTON # 76
BRIDGEPORT TRUST-WASHINGTON # 77
QUINCY TRUST-WASHINGTON # 78
PENAWOWA TRUST-WASHINGTON # 79
ALMOTA TRUST-WASHINGTON # 80
QUIET TRUST-WASHINGTON # 81
LEMEI TRUST-WASHINGTON # 82
SODA TRUST-WASHINGTON # 83
BOISTFORD TRUST-WASHINGTON # 84
SNAG TRUST-WASHINGTON # 85
WINDY TRUST-WASHINGTON # 86
MICA TRUST-WASHINGTON # 87
GYPSY TRUST-WASHINGTON # 88
GLACIER TRUST-WASHINGTON # 89
MONTE CRISTO TRUST-WASHINGTON # 90
WENATCHEE TRUST-WASHINGTON # 91
VESPER TRUST-WASHINGTON # 92
GUNN TRUST-WASHINGTON # 93
PYRAMID TRUST-WASHINGTON # 94
MISSION TRUST-WASHINGTON # 95

SIGNAL TRUST-WASHINGTON # 96
UNDER TRUST-WASHINGTON # 97
SADDLE TRUST-WASHINGTON # 98
ABERCROMBIE TRUST-WASHINGTON # 99
HALL TRUST-WASHINGTON #100
MOLYBENITE TRUST-WASHINGTON #101
CHEWELAH TRUST-WASHINGTON #102
BOYER TRUST-WASHINGTON #103
COUGAR TRUST-WASHINGTON #104
REDTOP TRUST-WASHINGTON #105
CHIMNEY TRUST-WASHINGTON #106
JULY TRUST-WASHINGTON #107
STAR TRUST-WASHINGTON #108
PINNACLE TRUST-WASHINGTON #109
REMMEL TRUST-WASHINGTON #110
MILE TRUST-WASHINGTON #111
ZEBRA TRUST-WASHINGTON #112
IRON TRUST-WASHINGTON #113
FOOT TRUST-WASHINGTON #114
BELLS TRUST-WASHINGTON #115
BADGER TRUST-WASHINGTON #116
YEARLING TRUST-WASHINGTON #117
KING TRUST-WASHINGTON #118
ANT TRUST-WASHINGTON #119
AIX TRUST-WASHINGTON #120
SNOQUALMIE TRUST-WASHINGTON #121
TWISP TRUST-WASHINGTON #122
RAINY TRUST-WASHINGTON #123
WASHINGTON TRUST-WASHINGTON #124
HARTS TRUST-WASHINGTON #125
CASCADE TRUST-WASHINGTON #126
AUSTIN TRUST-WASHINGTON #127
STAMPEDE TRUST-WASHINGTON #128
SWAUK TRUST-WASHINGTON #129
BLEWITT TRUST-WASHINGTON #130
CAYUSE TRUST-WASHINGTON #131
BY TRUST-WASHINGTON #132
OVER TRUST-WASHINGTON #133
SATUS TRUST-WASHINGTON #134
COPPER TRUST-WASHINGTON #135
SNOWY TRUST-WASHINGTON #136
OZETTE TRUST-WASHINGTON #137
SKOKOMICH TRUST-WASHINGTON #138
CHEROKEE TRUST-WASHINGTON #139
SPOKANE TRUST-WASHINGTON #140
LUMMI TRUST-WASHINGTON #141

SHOALWATER TRUST-WASHINGTON #142
HOH TRUST-WASHINGTON #143
QUILLAYUTE TRUST-WASHINGTON #144
NOOKSACK TRUST-WASHINGTON #145
SUIATTLE TRUST-WASHINGTON #146
WHITE TRUST-WASHINGTON #147
ICICLE TRUST-WASHINGTON #148
KLICKITAT TRUST-WASHINGTON #149
WILLAPA TRUST-WASHINGTON #150
SNOW TRUST-WASHINGTON #151
DICKEY TRUST-WASHINGTON #152
TOUTLE TRUST-WASHINGTON #153
SALMON TRUST-WASHINGTON #154
YELLOW TRUST-WASHINGTON #155
CHEHALIS TRUST-WASHINGTON #156
WYNOOCHEE TRUST-WASHINGTON #157
QUIMALT TRUST-WASHINGTON #158
QUEETS TRUST-WASHINGTON #159
WIND TRUST-WASHINGTON #160
MARYSVILLE TRUST-WASHINGTON #161
LYNWOOD TRUST-WASHINGTON #162
EDMONDS TRUST-WASHINGTON #163
WINE TRUST-WASHINGTON #164
SEATTLE TRUST-WASHINGTON #165
BURIEN TRUST-WASHINGTON #166
TOWNSEND TRUST-WASHINGTON #167
FLAGLER TRUST-WASHINGTON #168
ANGELES TRUST-WASHINGTON #169
ABERDEEN TRUST-WASHINGTON #170
HOQUIAM TRUST-WASHINGTON #171
ZESTY TRUST-WASHINGTON #172
BELLINGHAM TRUST-WASHINGTON #173
BLAINE TRUST-WASHINGTON #174
CHUCKANUT TRUST-WASHINGTON #175
ANACORTES TRUST-WASHINGTON #176

Exhibit B

CURRENT ADULT BENEFICIARIES

Nicholas J. Pritzker
Thomas J. Pritzker
James N. Pritzker
John A. Pritzker
Linda Pritzker
Karen L. Pritzker
Penny Pritzker
Daniel F. Pritzker
Anthony N. Pritzker
Gigi Pritzker Pucker
Jay Robert Pritzker

Exhibit C
NOTICES

Trustees:

Thomas J. Pritzker
The Pritzker Organization, LLC
71 S. Wacker Drive, Suite 4700
Chicago, IL 60606
(312) 873-4900 (Telephone)
(312) 873-4983 (Facsimile)

Mr. Karl J. Breyer
4535 IDS Center
80 S. 8th Street
Minneapolis, MN 55402
(612) 851-2085 (Telephone)
(612) 851-2086 (Facsimile)

Mr. Marshall E. Eisenberg
Neal Gerber & Eisenberg LLP
Two North LaSalle St.
Suite 2200
Chicago, IL 60602
(312) 269-8020 (Telephone)
(312) 269-0260 (Facsimile)

Adult Beneficiaries:

Mr. Adam Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Allison Pritzker Schwartz
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Mr. Anthony N. Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Mr. Benjamin T. Pritzker
c/o Mr. Joel S. Rothman
Rothman Law Group
135 S. LaSalle Street
Suite 2810
Chicago, IL 60603
(312) 578-0900 (Telephone)
(312) 578-0905 (Facsimile)

Ms. Dana Jean Pritzker Schwartz
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Mr. Daniel F. Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

and

Mr. Daniel F. Pritzker
c/o Timmons Advisors, LLC
3555 Timmons Lane
Suite 800
Houston, TX 77027
(713) 961-1600 (Telephone)
(713) 623-2317 (Facsimile)

Mr. David T. Pritzker
c/o Mr. Joel S. Rothman
Rothman Law Group
135 S. LaSalle Street
Suite 2810
Chicago, IL 60603
(312) 578-0900 (Telephone)
(312) 578-0905 (Facsimile)

Mr. Donald P. Traubert
c/o Mr. J. Kevin Poorman
Pritzker Realty Group LP
71 S. Wacker Drive
47th Floor
Chicago, IL 60606
(312) 873-4802 (Telephone)
(312) 873-4891 (Facsimile)

Ms. Gigi Pritzker Pucker
c/o Ms. Karen MacKay
Burke Warren MacKay & Serritella PC
330 N. Wabash Avenue
22nd Floor
Chicago, IL 60611-3607
(312) 840-7009 (Telephone)
(312) 840-7900 (Facsimile)

Mr. Isaac Pritzker
c/o Mr. Thomas Dykstra
N Pritzker Capital Management, LLC
10 S. Wacker Dr.
Suite 1860
Chicago, IL 60606
(312) 896-1717 (Telephone)
(312) 896-1720 (Facsimile)

Mr. Jacob N. Pritzker
c/o Mr. Thomas Dykstra
N Pritzker Capital Management, LLC
10 S. Wacker Dr.
Suite 1860
Chicago, IL 60606
(312) 896-1717 (Telephone)
(312) 896-1720 (Facsimile)

Mr. James N. Pritzker
c/o Mr. Charles E. Dobrusin
Charles E. Dobrusin & Associates, Ltd.
104 S. Michigan Avenue
Suite 900
Chicago, IL 60603-5906
(312) 436-1202 (Telephone)
(312) 436-1201 (Facsimile)

and

Mr. James N. Pritzker
c/o Mr. Harry B. Rosenberg
Reed Smith Sachnoff & Weaver
10 South Wacker Drive
40th Floor
Chicago, IL 60606-7507
(312) 207-1000 (Telephone)
(312) 207-6400 (Facsimile)

Mr. Jason N. Pritzker
c/o Mr. Joel S. Rothman
Rothman Law Group
135 S. LaSalle Street
Suite 2810
Chicago, IL 60603
(312) 578-0900 (Telephone)
(312) 578-0905 (Facsimile)

Mr. Jay Robert Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Mr. John A. Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Mr. Joseph B. Pritzker
c/o Mr. Thomas Dykstra
N Pritzker Capital Management, LLC
10 S. Wacker Dr.
Suite 1860
Chicago, IL 60606
(312) 896-1717 (Telephone)
(312) 896-1720 (Facsimile)

Ms. Karen L. Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Ms. Linda Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Ms. Nancy Marie Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Mr. Nicholas J. Pritzker
c/o Mr. Marshall Eisenberg
Neal Gerber & Eisenberg LLP
Two North LaSalle St.
Suite 2200
Chicago, IL 60602
(312) 269-8020 (Telephone)
(312) 269-0260 (Facsimile)

Mr. Noah Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Penny Pritzker
c/o Mr. J. Kevin Poorman
Pritzker Realty Group LP
71 S. Wacker Drive
47th Floor
Chicago, IL 60606
(312) 873-4802 (Telephone)
(312) 873-4891 (Facsimile)

Ms. Rachel Pritzker Hunter
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Regan Pritzker
c/o Mr. Thomas Dykstra
N Pritzker Capital Management, LLC
10 S. Wacker Dr.
Suite 1860
Chicago, IL 60606
(312) 896-1717 (Telephone)
(312) 896-1720 (Facsimile)

Mr. Roland Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Rosemary Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Tal Hava Pritzker
c/o Mr. Charles E. Dobrusin
Charles E. Dobrusin & Associates, Ltd.
104 S. Michigan Avenue
Suite 900
Chicago, IL 60603-5906
(312) 436-1202 (Telephone)
(312) 436-1201 (Facsimile)

Mr. Thomas J. Pritzker
c/o Mr. Marshall Eisenberg
Neal Gerber & Eisenberg LLP
Two North LaSalle St.
Suite 2200
Chicago, IL 60602
(312) 269-8020 (Telephone)
(312) 269-0260 (Facsimile)

Mr. Zachary Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, was appointed and is acting as a trustee of the P.G. Nicholas Trust M (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #1M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #2M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #3M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Don Trust No. 25M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Nicholas J. Pritzker, was appointed and is acting as a trustee of the P.G. Nicholas Trust M (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Nicholas J. Pritzker
Nicholas J. Pritzker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #12M5 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #8M8 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the P.G. Tom Trust M (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the LaSalle Trust #13M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Belleview Trust (OR 37) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Bly Trust (OR 38) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Canyonville Trust (OR 39) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Vale Trust (OR 189) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Heppner Trust (OR 190) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Moro Trust (OR 191) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Tillamook Trust (OR 192) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Newman Trust (WA 57) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Rock Trust (WA 58) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Roosevelt Trust (WA 59) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Shannon Trust (WA 60) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Stevens Trust (WA 61) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Spectacle Trust (WA 62) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Galispell Trust (WA 63) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the West Trust (WA 64) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Lummi Trust (WA 141) M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Shoalwater Trust (WA 142) M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Hoh Trust (WA 143) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Quillayute Trust (WA 144) M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Klickitat Trust (WA 149) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Willapa Trust (WA 150) M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Snow Trust (WA 151) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the ECI QSST Trust #4M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the Don G.C. Trust #1M4 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the R.A.
G.C. Trust #1M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the LaSalle
G.C. Trust #2M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #18-Thomas M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the LaSalle Trust #42M4 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the ECI QSST Trust #5M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the LaSalle Trust #44M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Marshall E. Eisenberg, has been appointed and has consented to serve as a trustee of the ECI QSST Trust #6M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the Penny Trust M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #31M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #37M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the Don G.C. Trust #8M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the R.A. G.C. Trust #8M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the LaSalle
G.C. Trust #9M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #34-Penny M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #36-Penny M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #40-Penny M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #42-Penny M5 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the LaSalle Trust #51M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John Kevin Poorman, has been appointed and has consented to serve as a trustee of the LaSalle Trust #47M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ John Kevin Poorman
John Kevin Poorman, Trustee

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the P.G. Gigi Trust M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #6M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #11M8 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #17M8 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #6M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #11M8 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #17M8 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the P.G. Gigi Trust M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the LaSalle Trust No. 49M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the LaSalle Trust No. 49M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the Don G.C. Trust #4M4 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the R.A. G.C. Trust #4M4 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the LaSalle
G.C. Trust #5M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #5-Gigi M5 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the LaSalle Trust No. 54M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Gigi Pritzker Pucker, has been appointed and has consented to serve as a trustee of the LaSalle Trust No. 58M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the Don G.C. Trust #4M4 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the R.A. G.C. Trust #4M4 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the LaSalle G.C. Trust #5M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #5-Gigi M5 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the LaSalle Trust No. 54M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Edward W. Rabin, has been appointed and has consented to serve as a trustee of the LaSalle Trust No. 58M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Edward W. Rabin
Edward W. Rabin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Texas 8-26-22 Trust 2010 A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Texas 8-26-22 Trust 2010 B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Texas 8-26-22 Trust 2010 C (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Texas 8-26-22 Trust 2010 D (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the The Featherman Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #3-Nancy (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #3-Nancy (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Clyfford Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the NMP ECI Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #4-Nancy (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #3-Zachary (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #3-Zachary (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Lipschitz Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #4-Zachary (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #3-Cindy (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #3-Cindy (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #3-Jon (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #3-Jon (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #3-Jay (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #3-Jay (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Botticelli Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Hockney Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and

WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the KMP Trust 2010 A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the KMP Trust 2010 B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Stella Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #4-Cindy (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #4-Jay (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #4-Jon (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Ox Blue Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Zot Trust 2010 A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Zot Trust 2010 B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #2-Adam (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #2-Adam (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Trust A 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the ECI Trust A 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #3-Adam (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #2-Noah (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #2-Noah (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #3-Noah (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Trust N 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the ECI Trust N 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #2-Samuel (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #2-Samuel (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Swingsville Trust 2010 A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Swingsville Trust 2010 B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Trust S 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #3-Samuel (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Charles E. Dobrusin, has been appointed and has consented to serve as a trustee of the JNP Parachute Mirror Trust K (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Charles E. Dobrusin
Charles E. Dobrusin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Charles E. Dobrusin, has been appointed and has consented to serve as a trustee of the JNP Parachute Mirror Trust L (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Charles E. Dobrusin
Charles E. Dobrusin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Charles E. Dobrusin, has been appointed and has consented to serve as a trustee of the JNP 2010-P.G. Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Charles E. Dobrusin
Charles E. Dobrusin

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Harry B. Rosenberg, has been appointed and has consented to serve as a trustee of the JNP Parachute Mirror Trust K (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Harry B. Rosenberg
Harry B. Rosenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Harry B. Rosenberg, has been appointed and has consented to serve as a trustee of the JNP Parachute Mirror Trust L (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Harry B. Rosenberg
Harry B. Rosenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Harry B. Rosenberg, has been appointed and has consented to serve as a trustee of the JNP 2010 P.G. Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Harry B. Rosenberg
Harry B. Rosenberg

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Jane E. Feerer, has been appointed and has consented to serve as a trustee of the Tal - 2010 ECI Family Mirror Trust #4 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Jane E. Feerer
Jane E. Feerer

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the KLP 2010 PG Family Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the KLP 2010 ANP Mirror Trust A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the KLP 2010 ANP Mirror Trust B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the KLP 2010 PG Family Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the KLP 2010 ANP Mirror Trust A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the KLP 2010 ANP Mirror Trust B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the KLP 2010 PG Family Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the KLP 2010 ANP Mirror Trust A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the KLP 2010 ANP Mirror Trust B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Allison (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Allison (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the ACPS 2010 ECI Mirror Trust #5 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Allison (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Allison (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Allison (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the ACPS 2010 ECI Mirror Trust #5 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Allison (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Allison (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Allison (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the ACPS 2010 ECI Mirror Trust #5 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Allison (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Dana (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Dana (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the DJPS 2010 ECI Mirror Trust #6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Dana (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Dana (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Dana (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the DJPS 2010 ECI Mirror Trust #6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Dana (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Dana (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Dana (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Dana (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the DJPS 2010 ECI Mirror Trust #6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Julia (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Julia (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Theodore (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Theodore (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #23 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #24 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #29 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #30 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the TSPV 2010 LaSalle Mirror Trust #60 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the JSPV 2010 LaSalle Mirror Trust #56 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Julia (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Theodore (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Julia (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Julia (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Theodore (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Theodore (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #23 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #24 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #29 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #30 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the JSPV 2010 LaSalle Mirror Trust #56 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the TSPV 2010 LaSalle Mirror Trust #60 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Julia (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Theodore (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Julia (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Julia (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the Don Family Trust #6-Theodore (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the R.A. Family Trust #6-Theodore (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #23 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #24 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #29 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the KLP 2010 A.N.P. Mirror Trust #30 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the JSPV 2010 LaSalle Mirror Trust #56 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the TSPV 2010 LaSalle Mirror Trust #60 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Julia (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #8-Theodore (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Topaz Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Autonomy Trust 2010 A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Autonomy Trust 2010 B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #7-Rachel (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Festus-R.A. G.C. Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #7-Roland (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Scorpion-R.A.G.C. Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Family Trust #7-Rosemary (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Vered-R.A. G.C. Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Festus-Blodgett Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Festus Brightwood Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R2 Buxton-Oregon #183 Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Festus Gunn-Wash #93 Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Festus Pyramid-Wash #94 Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Festus Pinnacle Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Festus Toutle-Wash #153 Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Festus ECI Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Scorpion Broadbent-Ore #102 Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Scorpion Ophelia Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Scorpion-Remmel Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Scorpion Angeles-Wash #169 Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Scorpion ECI Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Vered ECI Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R3-2010 A Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R3-2010 B Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R3-2010 C Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the R3-2010 D Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #7-Rachel (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #7-Roland (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #7-Rosemary (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Don Family Trust #7-Rachel (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Festus-R.A. G.C. Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Don Family Trust #7-Roland (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Scorpion-R.A. G.C. Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Don Family Trust #7-Rosemary (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Vered-R.A. G.C. Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Festus-Blodgett Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Festus Brightwood Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the R2 Buxton-Oregon #183 Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Festus Gunn-Wash #93 Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Festus Pyramid-Wash #94 Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Festus Pinnacle Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Festus Toutle-Wash #153 Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Festus ECI Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Scorpion Broadbent-Ore #102 Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Scorpion Ophelia Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Scorpion-Remmel Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Scorpion Angeles-Wash #169 Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Scorpion ECI Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Vered ECI Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the R3-2010 A Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the R3-2010 B Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the R3-2010 C Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the R3-2010 D Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #7-Rachel (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #7-Roland (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the LaSalle Family Trust #7-Rosemary (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Coco Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Spencer Trust 2010 A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Spencer Trust 2010 B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Don Nicholas Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Robert Alan Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Normandy Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Orchid Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the DALAI Trust 2010 A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the DALAI Trust 2010 B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the DALAI Trust 2010 C (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the DALAI Trust 2010 D (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Lyon Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Avignon Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Paris Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the PG Alma Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the Durham Trust 2010 A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the Durham Trust 2010 B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the DGC Germanium Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the R.A. G.C. Indium Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the LGC Tin Trust 2010 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the Gallium Trust 2010 A (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the Gallium Trust 2010 B (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the Gallium Trust 2010 C (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as a trustee of the Gallium Trust 2010 D (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the DJPS 2010 LaSalle Mirror Trust #46 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lucinda S. Falk, has been appointed and has consented to serve as a trustee of the ACPS 2010 LaSalle Mirror Trust #19 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lucinda S. Falk
Lucinda S. Falk

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the ACPS 2010 LaSalle Mirror Trust #19 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Andrew D. Wingate, has been appointed and has consented to serve as a trustee of the DJPS 2010 LaSalle Mirror Trust #46 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the ACPS 2010 LaSalle Mirror Trust #19 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Walter W. Simmers, has been appointed and has consented to serve as a trustee of the DJPS 2010 LaSalle Mirror Trust #46 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Walter W. Simmers
Walter W. Simmers

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Jane E. Feerer, has been appointed and has consented to serve as a trustee of the Tal LaSalle Mirror Trust #17D (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Jane E. Feerer
Jane E. Feerer

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Festus 2010 LaSalle Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Scorpion 2010 LaSalle Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of the Vered 2010 LaSalle Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Festus 2010 LaSalle Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Scorpion 2010 LaSalle Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Aaron Stern, has been appointed and has consented to serve as a trustee of the Vered 2010 LaSalle Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 17, 2010.

/s/ Aaron Stern
Aaron Stern

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, G14M2 HHC, L.L.C., a Delaware limited liability company (“G14M2 HHC”), has acquired shares of common stock, par value $0.01 per share, of Hyatt Hotels Corporation (the “Common Stock”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by G14M2 HHC of Common Stock, G14M2 HHC is executing and delivering this Joinder Agreement.
NOW, THEREFORE, G14M2 HHC adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by G14M2 HHC of Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

Dated: August 20, 2010.
G14M2 HHC, L.L.C.
By: /s/ Ronald D. Wray
Ronald D. Wray
Vice President, Treasurer & Secretary

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, T11M2 HHC, L.L.C., a Delaware limited liability company (“T11M2 HHC”), has acquired shares of common stock, par value $0.01 per share, of Hyatt Hotels Corporation (the “Common Stock”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by T11M2 HHC of Common Stock, T11M2 HHC is executing and delivering this Joinder Agreement.
NOW, THEREFORE, T11M2 HHC adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by T11M2 HHC of Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

Dated: August 20, 2010.
T11M2 HHC, L.L.C.
By: /s/ Ronald D. Wray
Ronald D. Wray
Vice President, Treasurer & Secretary

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, was appointed and is acting as a trustee of TGFJ Trust 1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 26, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

JOINDER AGREEMENT (Amended and Restated Global Hyatt Agreement)
Reference is made to that certain Amended and Restated Global Hyatt Agreement (as amended from time to time the “Amended and Restated Global Hyatt Agreement”), dated as of October 1, 2009, by, between and among each of the Trustees and each of the Adult Beneficiaries signatories thereto (capitalized terms used herein without definition shall have the meaning set forth in Amended and Restated Global Hyatt Agreement).
The undersigned, an Adult Beneficiary, hereby agrees to be bound by all of the terms and provisions of the Amended and Restated Global Hyatt Agreement and, as of the date hereof, makes all of the representations and warranties set forth in Exhibit A attached hereto.
Dated as of: April 15, 2010.

/s/ Abigail Pritzker Pucker
Abigail Pritzker Pucker

Exhibit A
    (a) The undersigned has the full power, right and legal capacity to enter into this Joinder Agreement to the Amended and Restated Global Hyatt Agreement, to perform, observe and comply with all of the undersigned’s agreements and obligations under the Amended and Restated Global Hyatt Agreement and to consummate the transactions contemplated thereby.
    (b) This Joinder Agreement to the Amended and Restated Global Hyatt Agreement has been duly and validly executed by the undersigned and, upon delivery thereof by the undersigned, this Joinder Agreement and the Amended and Restated Global Hyatt Agreement will constitute legal, valid and binding obligations of the undersigned enforceable against the undersigned in accordance with their respective terms.
    (c) The undersigned’s informed decision to execute and deliver the Joinder Agreement and perform the Amended and Restated Global Hyatt Agreement (A) was made on the basis of legal, tax, financial and other advice from professionals, including Joined Agents, acting on behalf of the undersigned or on the basis of the undersigned having had the opportunity to engage legal, tax, financial and other advice from professionals, acting on behalf of the undersigned, (B) was voluntary, and (C) was not based on any representations, warranties, covenants and/or agreements of any party or other Person not expressly provided for in the Amended and Restated Global Hyatt Agreement.

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lawrence I. Richman, has been appointed and has consented to serve as a co-trustee of the Second Universe Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
    NOW, THEREFORE, the undersigned, in his capacity as a trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 23, 2010.

/s/ Lawrence I. Richman
Lawrence I. Richman

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Nicholas J. Pritzker, has been appointed and has consented to serve as a co-trustee of the Second Universe Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as a trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.

Dated: August 23, 2010.

/s/ Nicholas J. Pritzker
Nicholas J. Pritzker

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
Reference is made to that certain Amended and Restated Global Hyatt Agreement (as amended from time to time the “Amended and Restated Global Hyatt Agreement”), dated as of October 1, 2009, by, between and among each of the Trustees and each of the Adult Beneficiaries signatories thereto (capitalized terms used herein without definition shall have the meaning set forth in Amended and Restated Global Hyatt Agreement).
The undersigned, an Adult Beneficiary, hereby agrees to be bound by all of the terms and provisions of the Amended and Restated Global Hyatt Agreement and, as of the date hereof, makes all of the representations and warranties set forth in Exhibit A attached hereto.
Dated as of: 3/10, 2010.

/s/ Andrew A. N, Pri zker
Andrew A. N, Pritzker

Exhibit A
    (a) The undersigned has the full power, right and legal capacity to enter into this Joinder Agreement to the Amended and Restated Global Hyatt Agreement, to perform, observe and comply with all of the undersigned’s agreements and obligations under the Amended and Restated Global Hyatt Agreement and to consummate the transactions contemplated thereby.
    (b) This Joinder Agreement to the Amended and Restated Global Hyatt Agreement has been duly and validly executed by the undersigned and, upon delivery thereof by the undersigned, this Joinder Agreement and the Amended and Restated Global Hyatt Agreement will constitute legal, valid and binding obligations of the undersigned enforceable against the undersigned in accordance with their respective terms.
    (c) The undersigned’s informed decision to execute and deliver the Joinder Agreement and perform the Amended and Restated Global Hyatt Agreement (A) was made on the basis of legal, tax, financial and other advice from professionals, including Joined Agents, acting on behalf of the undersigned or on the basis of the undersigned having had the opportunity to engage legal, tax, financial and other advice from professionals, acting on behalf of the undersigned, (B) was voluntary, and (C) was not based on any representations, warranties, covenants and/or agreements of any party or other Person not expressly provided for in the Amended and Restated Global Hyatt Agreement.

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, GHHC, L.L.C., a Delaware limited liability company (“GHHC”), has acquired shares of common stock, par value $0.01 per share, of Hyatt Hotels Corporation (the “Common Stock”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by GHHC of Common Stock, GHHC is executing and delivering this Joinder Agreement.
NOW, THEREFORE, GHHC adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by GHHC of Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

Dated: September 8, 2010.
GHHC, L.L.C.
By: /s/ Ronald D. Wray
Ronald D. Wray
Vice President, Treasurer & Secretary

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, THHC, L.L.C., a Delaware limited liability company (“THHC”), has acquired shares of common stock, par value $0.01 per share, of Hyatt Hotels Corporation (the “Common Stock”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by THHC of Common Stock, THHC is executing and delivering this Joinder Agreement.
NOW, THEREFORE, THHC adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by THHC of Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

Dated: September 8, 2010.
THHC, L.L.C.
By: /s/ Ronald D. Wray
Ronald D. Wray
Vice President, Treasurer & Secretary

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Thomas J. Muenster, has been appointed and has consented to serve as trustee of the trusts set forth on Schedule A hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trusts of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Recipient Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Recipient Trusts of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

Dated: December 15, 2010.

/s/ Thomas J. Muenster
Thomas J. Muenster

Schedule A
Durham 4 Trust
DGC Germanium Trust
LGC Tin Trust
R.A. G.C. Indium Trust
Revocable Gallium Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as trustee of the trusts set forth on Schedule A hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trusts of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Recipient Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Recipient Trusts of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

Dated: December 15, 2010.

/s/ Lewis M. Linn
Lewis M. Linn

Schedule A
Texas 8-26-22 Trust
2 Botticelli Trust
Hockney Trust
Stella Trust
Revocable KMP Trust
Clyfford Trust
NMP ECI Trust
Lipschitz Trust
Spencer Trust 2
Avignon Trust
Don Nicholas Trust
Lyon Trust
Normandy Trust
Paris Trust
Revocable DALAI Trust
Robert Alan Trust

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
Reference is made to that certain Amended and Restated Global Hyatt Agreement (as amended from time to time the “Amended and Restated Global Hyatt Agreement”), dated as of October 1, 2009, by, between and among each of the Trustees and each of the Adult Beneficiaries signatories thereto (capitalized terms used herein without definition shall have the meaning set forth in Amended and Restated Global Hyatt Agreement).
The undersigned, an Adult Beneficiary, hereby agrees to be bound by all of the terms and provisions of the Amended and Restated Global Hyatt Agreement and, as of the date hereof, makes all of the representations and warranties set forth in Exhibit A attached hereto.
Dated as of: December 21, 2010.

/s/ Rose Pritzker Traubert
Rose Pritzker Traubert

Exhibit A
    (a) The undersigned has the full power, right and legal capacity to enter into this Joinder Agreement to the Amended and Restated Global Hyatt Agreement, to perform, observe and comply with all of the undersigned’s agreements and obligations under the Amended and Restated Global Hyatt Agreement and to consummate the transactions contemplated thereby.
    (b) This Joinder Agreement to the Amended and Restated Global Hyatt Agreement has been duly and validly executed by the undersigned and, upon delivery thereof by the undersigned, this Joinder Agreement and the Amended and Restated Global Hyatt Agreement will constitute legal, valid and binding obligations of the undersigned enforceable against the undersigned in accordance with their respective terms.
    (c) The undersigned’s informed decision to execute and deliver the Joinder Agreement and perform the Amended and Restated Global Hyatt Agreement (A) was made on the basis of legal, tax, financial and other advice from professionals, including Joined Agents, acting on behalf of the undersigned or on the basis of the undersigned having had the opportunity to engage legal, tax, financial and other advice from professionals, acting on behalf of the undersigned, (B) was voluntary, and (C) was not based on any representations, warranties, covenants and/or agreements of any party or other Person not expressly provided for in the Amended and Restated Global Hyatt Agreement.

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Westamerica Bank, has been appointed and has consented to serve as trustee of 1740 Trust RSP (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Recipient Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: January 4, 2011.
Westamerica Bank, solely as trustee of 1740 Trust RSP
By: /s/ Sherry Graziano
Name: Sherry Graziano
Title: VP / Trust Officer

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Harry B. Rosenberg, has been appointed and has consented to serve as a trustee of JNP Parachute Trust #2 (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Recipient Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: May 5, 2011.
/s/ Harry B. Rosenberg
Harry B. Rosenberg, solely as trustee of JNP Parachute Trust #2

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Charles E. Dobrusin, has been appointed and has consented to serve as a trustee of JNP Parachute Trust #2 (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by the Recipient Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.
[Signature Page Follows]

Dated: May 5, 2011.
/s/ Charles E. Dobrusin
Charles E. Dobrusin, solely as trustee of JNP Parachute Trust #2

JOINDER AGREEMENT (Amended and Restated Global Hyatt Agreement)
WHEREAS, Paratrooper, LLC, a Delaware limited liability company (“Paratrooper”), has acquired shares of common stock, par value $0.01 per share, of Hyatt Hotels Corporation (the “Common Stock”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by Paratrooper of Common Stock, Paratrooper is executing and delivering this Joinder Agreement.
NOW, THEREFORE, Paratrooper adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with the receipt by Paratrooper of Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: May 5, 2011.
PARATROOPER, LLC
By: /s/ Harry B. Rosenberg Name: Harry B. Rosenberg
A: Manager

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Mary Parthe, has been appointed and has consented to serve as a successor trustee of Tal LaSalle Mirror Trust #17D and Tal – 2010 ECI Family Mirror Trust #4 (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with her appointment as successor trustee of the Recipient Trusts, which hold shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Recipient Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Contemporaneously with her appointment as trustee of the Recipient Trusts, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: May 9, 2011.
/s/ Mary Parthé
Mary Parthé, solely as trustee of Tal LaSalle Mirror Trust #17D
/s/ Mary Parthé
Mary Parthé, solely as trustee of Tal – 2010 ECI Family Mirror Trust #4

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of Banana Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 11/30/2011
/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of Banana Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of Jaybird Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 11/30/2011
/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of Jaybird Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of Jon Jacob Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 11/30/2011
/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of Jon Jacob Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of LaDini Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 11/30/2011
/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of LaDini Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, Lewis M. Linn, has been appointed and has consented to serve as a trustee of ZAP Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 11/30/2011
/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of ZAP Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Snow Trust (WA 151) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Klickitat Trust (WA 149) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Willapa Trust (WA 150) M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Quillayute Trust (WA 144) M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Hoh Trust (WA 143) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Shoalwater Trust (WA 142) M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Lummi Trust (WA 141) M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the West Trust (WA 64) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Galispell Trust (WA 63) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Spectacle Trust (WA 62) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Stevens Trust (WA 61) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Shannon Trust (WA 60) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Roosevelt Trust (WA 59) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Rock Trust (WA 58) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Newman Trust (WA 57) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Tillamook Trust (OR 192) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Moro Trust (OR 191) M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Heppner Trust (OR 190) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Vale Trust (OR 189) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Canyonville Trust (OR 39) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Bly Trust (OR 38) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Belleview Trust (OR 37) M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the R.A. G.C. Trust #1M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the LaSalle G.C. Trust #2M1 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the LaSalle Trust #44M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the LaSalle Trust #13M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the LaSalle Trust #42M4 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the Don G.C. Trust #1M4 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller,
John A. Miller,

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the A.N.P. Trust #18-Thomas M6 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the ECI QSST Trust #4M3 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the ECI QSST Trust #5M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, John A. Miller, has been appointed and has consented to serve as a trustee of the ECI QSST Trust #6M2 (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated as of December 16, 2011.

/s/ John A. Miller
John A. Miller

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned has been appointed and has consented to serve as trustee of those trusts listed on Schedule A attached hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Recipient Trusts, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.
[Signature Page Follows]

Dated: January 3, 2012.

Horton Trust Company, LLC, solely as trustee of the Recipient Trusts

By: /s/ John Kevin Poorman
Name: John Kevin Poorman
Title: President

Schedule A
Penny Trust M2
A.N.P. Trust #31 M6
A.N.P. Trust #37 M6
Rose Pritzker Traubert GST Trust
Donald Pritzker Traubert GST Trust
A.N.P. Trust #34-Penny M6
A.N.P. Trust #36-Penny M6
A.N.P. Trust #40-Penny M6
A.N.P. Trust #42-Penny M5
Don G.C. Trust #8 M2
LaSalle G.C. Trust #9 M1
R.A. G.C. Trust #8 M3

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, F.L.P. Trust #19M2 is the sole member of P19M2 Investors, L.L.C., a Delaware limited liability company (the “LLC”), that will be receiving shares of Hyatt Common Stock;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the LLC of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2012

P19M2 Investors, L.L.C.

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned has been appointed and has consented to serve as trustee of those trusts listed on Schedule A attached hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Recipient Trusts, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Recipient Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: November 30, 2012.

/s/ Lawrence Richman
Lawrence Richman, not individually but solely as trustee of each of the separate and distinct trusts set forth on Schedule A

[Signature page to Joinder Agreement]

Schedule A

Name of Trust / Assignor	Certificate Number	Number of Shares	Date of Trust
N.F.P. QSST TRUST NO. 21	619	2,960.000	04-18-1972
R.A. TRUST #25	618	192,777.000	12-30-1964
CHILOQUIN TRUST - OREGON TRUST #41	620	6,219.000	02-01-1980
COBURG TRUST - OREGON TRUST #42	621	6,219.000	02-01-1980
CONDON TRUST - OREGON TRUST #43	622	6,219.000	02-01-1980
DAYTON TRUST - OREGON TRUST #44	623	6,219.000	02-01-1980
DILLARD TRUST - OREGON TRUST #45	624	6,219.000	02-01-1980
DUNDEE TRUST - OREGON TRUST #46	625	6,219.000	02-01-1980
DUNES TRUST - OREGON TRUST #47	626	6,218.000	02-01-1980
ELMIRA TRUST - OREGON TRUST #48	627	6,218.000	02-01-1980
OAKLAND TRUST - OREGON TRUST #201	631	6,219.000	02-01-1980
OCEANSIDE TRUST - OREGON TRUST #202	632	6,219.000	02-01-1980
ODELL TRUST - OREGON TRUST #203	633	6,219.000	02-01-1980
OLNEY TRUST - OREGON TRUST #204	634	6,219.000	02-01-1980
OPHIR TRUST - OREGON TRUST #205	635	6,219.000	02-01-1980
ORENCO TRUST - OREGON TRUST #206	636	6,219.000	02-01-1980
ORIENT TRUST - OREGON TRUST #207	637	6,218.000	02-01-1980
OXBOW TRUST - OREGON TRUST #208	638	6,218.000	02-01-1980

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned have been appointed and have consented to serve as co-trustees of those trusts listed on Schedule A attached hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the co-trustees of the Recipient Trusts, the undersigned are executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in their capacity as co-trustees of the Recipient Trusts, adopt the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledge receipt and review of the A/R Global Hyatt Agreement;
2. Join in and agree to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agree not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: November 30, 2012.

/s/ Lewis Linn
Lewis Linn, not individually but solely as co-trustee of each of the separate and distinct trusts set forth on Schedule A

/s/ Aaron Stern
Aaron Stern, not individually but solely as co-trustee of each of the separate and distinct trusts set forth on Schedule A

[Signature page to Joinder Agreement]

Schedule A

Name of Trust / Assignor	Certificate Number	Number of Shares	Date of Trust
BURLINGTON TRUST - OREGON TRUST #103	628	3,779.000	02-01-1980
CARVER TRUST - OREGON TRUST #184	629	5,146.000	02-01-1980
SIGNAL TRUST - WASHINGTON TRUST #96	639	4,038.000	02-01-1980
MILE TRUST - WASHINGTON TRUST #111	640	3,592.000	02-01-1980
SALMON TRUST - WASHINGTON TRUST #154	641	1,544.000	02-01-1980
YELLOW TRUST - WASHINGTON TRUST #155	642	1,544.000	02-01-1980
CHEHALIS TRUST - WASHINGTON TRUST #156	643	1,544.000	02-01-1980
WYNOOCHEE TRUST - WASHINGTON TRUST #157	644	1,544.000	02-01-1980
QUIMALT TRUST - WASHINGTON TRUST #158	645	1,544.000	02-01-1980
QUEETS TRUST - WASHINGTON TRUST #159	646	1,544.000	02-01-1980
WIND TRUST - WASHINGTON TRUST #160	647	1,561.000	02-01-1980
ABERDEEN TRUST - WASHINGTON TRUST #170	648	1,561.000	02-01-1980
HOQUIAM TRUST - WASHINGTON TRUST #171	649	1,561.000	02-01-1980
ZESTY TRUST - WASHINGTON TRUST #172	650	1,561.000	02-01-1980
BELLINGHAM TRUST - WASHINGTON TRUST #173	651	1,561.000	02-01-1980
BLAINE TRUST - WASHINGTON TRUST #174	652	1,561.000	02-01-1980
CHUCKANUT TRUST - WASHINGTON TRUST #175	653	1,561.000	02-01-1980
ANACORTES TRUST - WASHINGTON TRUST #176	654	1,561.000	02-01-1980

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned have been appointed and have consented to serve as co-trustees of those trusts listed on Schedule A attached hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the co-trustees of the Recipient Trusts, the undersigned are executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in their capacity as co-trustees of the Recipient Trusts, adopt the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledge receipt and review of the A/R Global Hyatt Agreement;
2. Join in and agree to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agree not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: November 30, 2012.

/s/ Charles Dobrusin
Charles Dobrusin, not individually but solely as co-trustee of each of the separate and distinct trusts set forth on Schedule A

/s/ Harry Rosenberg
Harry Rosenberg, not individually but solely as co-trustee of each of the separate and distinct trusts set forth on Schedule A

[Signature page to Joinder Agreement]

Schedule A

Name of Trust / Assignor	Certificate Number	Number of Shares	Date of Trust
LASALLE TRUST #50	616	6,750.000	03-15-1966
LASALLE TRUST #55	617	6,751.000	03-15-1966
LASALLE G.C. TRUST #6	659	155,507.000	01-03-1991
DON G.C. TRUST #5	655	58,254.000	01-03-1991
R.A. G.C. TRUST #5	656	43,639.000	01-03-1991
A.N.P. TRUST #22 - JAMES	660	301,200.000	01-01-1989
A.N.P. TRUST #24 - JAMES	661	305,494.000	01-01-1989
A.N.P. TRUST #28 - JAMES	662	305,495.000	01-01-1989
A.N.P. TRUST #30 - JAMES	663	305,407.000	01-01-1989

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned has been appointed and has consented to serve as trustee of those trusts listed on Schedule A attached hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Recipient Trusts, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Recipient Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

Signature Page Follows]

Dated: November 30, 2012.

/s/ Lewis Linn
Lewis Linn, not individually but solely as trustee of each of the separate and distinct trusts set forth on Schedule A

[Signature page to Joinder Agreement]

Schedule A

Name of Trust / Assignor	Certificate Number	Number of Shares	Date of Trust
LASALLE G.C. TRUST #3	658	64,941.000	01-02-1993

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, NICHOLAS J. PRITZKER, has been appointed and has consented to serve as a trustee of the NJP 2012 Annuity Trust (the “Trust”);
WHEREAS, THOMAS J. PRITZKER, MARSHALL E. EISENBERG and KARL J. BREYER, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: June 4, 2012

/s/ Nicholas J. Pritzker
Nicholas J. Pritzker, Trustee

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, Lewis M. Linn was appointed and is acting as the trustee of TGFJ Trust 1 (the “Trust”) that will be transferring shares to TGFJ H Company LP, a Delaware limited partnership (the “Partnership”); and
WHEREAS, Lewis M. Linn, in his individual capacity, is the Manager of TGFJ GP LLC, a Delaware limited liability company (the “Company”), which is the general partner of the Partnership; and
WHEREAS, the Trust is the sole member of the Company and the sole limited partner of the Partnership; and
WHEREAS, Thomas T. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Partnership of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R. Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the AIR Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 7-24-12
TGFJ H COMPANY LP:

By: TGFJ GP LLC, its General Partner

By:	/s/ Lewis M. Linn
Name:	Lewis M. Linn
Title:	Manager

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, Lewis M. Linn was appointed and is acting as the trustee of Texas 8-26-22 Trust 2 (the “Trust”) that will be transferring shares to Texas 8-26-22 H Company LP, a Delaware limited partnership (the “Partnership”); and
WHEREAS, Lewis M. Linn, in his individual capacity, is the Manager of 8-26-22 GP LLC, a Delaware limited liability company (the “Company”), which is the general partner of the Partnership; and
WHEREAS, the Trust is the sole member of the Company and the sole limited partner of the Partnership; and
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Partnership of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the AIR Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 7-24 -12
TEXAS 8-26-22 I-I COMPANY LP:

By: 8-26-22 GP LLC, its General Partner

By:	/s/ Lewis M. Linn
Name:	Lewis M. Linn
Title:	Manager

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, Lewis M. Linn was appointed and is acting as the trustee of Revocable KMP Trust (the “Trust”) that will be transferring shares to RKMP H Company LP, a Delaware limited partnership (the “Partnership”); and
WHEREAS, Lewis M. Linn, in his individual capacity, is the Manager of Julytoon. Investments GP LLC, a Delaware limited liability company (the “Company”), which is the general partner of the Partnership; and
WHEREAS, the Trust is the sole limited partner of the Partnership; and
WHEREAS, Snicky Trust is the sole member of the Company; and
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the AIR Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Partnership of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the AIR Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the AIR Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the AIR Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the AIR Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the AIR Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 7 -24 -12
RKMP H COMPANY LP:

By: Julytoon Investments GP LLC, its General Partner

By:	/s/ Lewis M. Linn
Name:	Lewis M. Linn
Title:	Manager

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, Lewis M. Linn was appointed and is acting as the trustee of Banana Trust, ZAP Trust, LaDini Trust, Jon Jacob Trust, and Jaybird Trust (the “Trusts”) that will be transferring shares to LCI H Company LP, a Delaware limited partnership (the “Partnership”); and
WHEREAS, Lewis M. Linn, in his individual capacity, is the Manager of Julytoon Investments GP LLC, a Delaware limited liability company (the “Company”), which is the general partner of the Partnership; and
WHEREAS, the Trusts are the limited partners of the Partnership; and
WHEREAS, Snicky Trust is the sole member of the Company; and
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “AIR Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the AIR Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Partnership of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the AIR Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the AIR Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the AIR Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the AIR Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the AIR Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 7-24-12

LCI H COMPANY LP:

By: Julytoon Investments GP LLC, its General Partner

By:	/s/ Lewis M. Linn
Name:	Lewis M. Linn
Title:	Manager

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, Lewis M. Linn was appointed and is acting as the trustee of The Featherman Trust (the “Trust”) that will be transferring shares to Featherman H Company LP, a Delaware limited partnership (the “Partnership”); and
WHEREAS, Lewis M. Linn, in his individual capacity, is the Manager of 8-26-22 GP LLC, a Delaware limited liability company (the “Company”), which is the general partner of the Partnership; and
WHEREAS, the Trust is the sole limited partner of the Partnership; and
WHEREAS, Texas 8-26-22 Trust 2 is the sole member of the Company; and
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Partnership of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the AIR Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 7-24-12
FEATHERMAN H COMPANY LP:

By: 8-26-22 GP LLC, its General Partner

By:	/s/ Lewis M. Linn
Name:	Lewis M. Linn
Title:	Manager

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, F.L.P. Trust #11 is the sole member of FLP11 HHC, L.L.C., a Delaware limited liability company (the “LLC”), that will be receiving shares of Hyatt Common Stock;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the LLC of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: December 14, 2012

FLP11 HHC, L.L.C.

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, F.L.P. Trust #14 is the sole member of FLP14 HHC, L.L.C., a Delaware limited liability company (the “LLC”), that will be receiving shares of Hyatt Common Stock;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the LLC of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: December 14, 2012

FLP14 HHC, L.L.C.

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, Lewis M. Linn was appointed and is acting as the trustee of the trusts listed on Schedule A attached hereto and made a part hereof (the “Trusts”) that will be transferring shares to BKMP H Company LP, a Delaware limited partnership (the “Partnership”); and
WHEREAS, Lewis M. Linn, in his individual capacity, is the Manager of Julytoon Investments GP LLC, a Delaware limited liability company (the “Company”), which is the general partner of the Partnership; and
WHEREAS, the Trusts are the limited partners of the Partnership; and
WHEREAS, Snicky Trust is the sole member of the Company; and
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “AIR Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the AIR Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the Partnership of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the AIR Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: 7-24-12
BKMP H COMPANY LP:

By: Julytoon Investments GP LLC, its General Partner

By:	/s/ Lewis M. Linn
Name:	Lewis M. Linn
Title:	Manager

SCHEDULE A
Don Family Trust #3-Nancy
NMP ECI Trust
LaSalle Family Trust #4-Nancy
Clyfford Trust
R.A. Family Trust #3-Nancy Don
Family Trust #3-Zachary LaSalle
Family Trust #4-Zachary
Lipschitz Trust
R.A. Family Trust #3-Zachary
Don Family Trust #3-Cindy
LaSalle Family Trust #4-Cindy
Botticelli Trust
R.A. Family Trust #3-Cindy
Don Family Trust #3-Jon
LaSalle Family Trust #4-Jon
Hockney Trust
R.A. Family Trust #3-Jon
Don Family Trust #3-Jay
LaSalle Family Trust #4-Jay
Stella Trust
R.A. Family Trust #3-Jay

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, F.L.P. Trust #11M2 is the sole member of T11M2 Investors, L.L.C., a Delaware limited liability company (the “LLC”), that will be receiving shares of Hyatt Common Stock;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the LLC of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2012
T11M2 Investors, L.L.C.

By:	/s/ Ronald D. Wray
Name:	Ronald D. Wray
Title:	Vice President

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, F.L.P. Trust #11M5 is the sole member of T11M5 Investors, L.L.C., a Delaware limited liability company (the “LLC”), that will be receiving shares of Hyatt Common Stock;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the LLC of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
Dated: August 17, 2012

T11M5 Investors, L.L.C.

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned has been appointed and has consented to serve as trustee of those trusts listed on Schedule A attached hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Recipient Trusts, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of the Recipient Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: November 30, 2012.

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg, not individually but solely as trustee of each of the separate and distinct trusts set forth on Schedule A

[Signature page to Joinder Agreement]

Schedule A
LaSalle G.C. Trust #2
Moro Trust - ORE #191

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, F.L.P. Trust #19M2 is the sole member of P19M2 Investors II, L.L.C., a Delaware limited liability company (the “LLC”), that will be receiving shares of Hyatt Common Stock;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by the LLC of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
[Signature Page Follows]

Dated: June 25, 2013
P19M2 Investors II, L.L.C.

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of those trusts listed on Schedule A attached hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Recipient Trusts, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: November 1, 2013
.

Horton Trust Company LLC, not individually but solely as trustee of each of the separate and distinct trusts set forth on Schedule A

By: /s/ John Kevin Poorman
Name: John Kevin Poorman
Title: President

Schedule A

1740 #40FD-D
1740 #40FD-R
1740 #34FD2
T-551-10FD2

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned have been appointed and have consented to serve as co-trustees of TJP Revocable Trust (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the co-trustees of the Recipient Trust, the undersigned are executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in their capacity as co-trustees of the Recipient Trust, adopt the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledge receipt and review of the A/R Global Hyatt Agreement;
2.    Join in and agree to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agree not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: December 31, 2013

/s/ Thomas J. Pritzker
Thomas J. Pritzker, not individually but solely as co-trustee of TJP Revocable Trust

/s/ Marshall E. Eisenberg
Marshall E. Eisenberg, not individually but solely as co-trustee of TJP Revocable Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of Penny Pritzker Revocable Trust (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

|

Dated: January 1, 2015

/s/ Penny Pritzker
Penny Pritzker, not individually but solely as trustee of Penny Pritzker Revocable Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the trusts set forth on Schedule A hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trusts of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: January 1, 2015

Horton Trust Company LLC, solely as trustee of the Recipient Trusts

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title:    Chief Operating Officer of Horton Trust Company LLC

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, a South Dakota trust company, has been appointed and has consented to serve as trustee of F.L.P. Trust #11, the controlling member of THHC, L.L.C., a Delaware limited liability company;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of F.L.P. Trust #11, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned, in its capacity as trustee of F.L.P. Trust #11, hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
[Signature Page Follows]

Dated: September 2, 2015

Maroon Private Trust Company, LLC, solely as trustee of F.L.P. Trust #11

By: /s/ Mary A. Akkerman
Name: Mary A. Akkerman
Title: President

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of Maroon Trust; Maroon Trust is the member of Maroon Private Trust Company, LLC, a South Dakota limited liability company; Maroon Private Trust Company, LLC has been appointed and has consented to serve as trustee of F.L.P. Trust #11; and F.L.P. Trust #11 is the controlling member of THHC, L.L.C., a Delaware limited liability company;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with Maroon Private Trust Company, LLC becoming the trustee of F.L.P. Trust #11, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in his capacity as trustee of Maroon Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees, to the extent applicable, not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.
[Signature Page Follows]

Dated: September 2, 2015.

By:    /s/ Thomas J. Pritzker
    Thomas J. Pritzker, not individually, but solely in the capacity as trustee of Maroon Trust

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned, a South Dakota trust company, has been appointed and has consented to serve as trustee of F.L.P. Trust #14, the controlling member of GHHC, L.L.C., a Delaware limited liability company;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of F.L.P. Trust #14, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned, in its capacity as trustee of F.L.P. Trust #14, hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
[Signature Page Follows]

Dated: September 2, 2015

UDQ Private Trust Company, LLC, solely as trustee of F.L.P. Trust #14

By: /s/ Mary A. Akkerman
Name: Mary A. Akkerman
Title: President

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of UDQ Trust; UDQ Trust is the member of UDQ Private Trust Company, LLC, a South Dakota limited liability company; UDQ Private Trust Company, LLC has been appointed and has consented to serve as trustee of F.L.P. Trust #14; and F.L.P. Trust #14 is the controlling member of GHHC, L.L.C., a Delaware limited liability company;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with UDQ Private Trust Company, LLC becoming the trustee of F.L.P. Trust #14, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of UDQ Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees, to the extent applicable, not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.
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Dated: September 2, 2015.

By:    /s/ Gigi Pritzker Pucker
    Gigi Pritzker Pucker, not individually, but solely in the capacity as trustee of UDQ Trust

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the Anthony Pritzker Family Foundation, an Illinois not-for-profit corporation (“APFF”), will be receiving shares of Hyatt Common Stock;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by APFF of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

Dated:     December 8, 2015

Anthony Pritzker Family Foundation

By:    /s/ Anthony N. Pritzker
Name: Anthony N. Pritzker
Title:    President and Director

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned have been appointed and have consented to serve as co-trustees of the trusts set forth on Schedule A hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trusts of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in their capacity as co-trustees of the Recipient Trusts, adopt the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledge receipt and review of the A/R Global Hyatt Agreement;
2.    Join in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agree not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     December 8, 2015

/s/ Andrew D. Wingate
Andrew D. Wingate, not individually but solely as co-trustee of each of the separate and distinct trusts set forth on Schedule A

/s/ Lucinda S. Falk
Lucinda S. Falk, not individually but solely as co-trustee of each of the separate and distinct trusts set forth on Schedule A

SCHEDULE A

ECI Trust - Julia
ECI Trust - Theodore

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the Pritzker Family Foundation, an Illinois not-for-profit corporation (“PFF”), will be receiving shares of Hyatt Common Stock;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, as a condition to receipt by PFF of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

Dated:     December 8, 2015

Pritzker Family Foundation

By:    /s/ Jay Robert Pritzker
Name: Jay Robert Pritzker
Title:    President and Director

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the trusts set forth on Schedule A hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trusts of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     March 4, 2016
1922 Trust Company LTA, not individually
but solely as trustee of each of the separate
and distinct trusts set forth on Schedule A

By:    /s/ Lewis M. Linn
     Lewis M. Linn, President

SCHEDULE A

Jay Arthur Trust
TGFJ Trust 1

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the P.G. Nicholas Trust (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     April 15, 2016

/s/ Paul A. Bible
Paul A. Bible, not individually but solely as trustee of the P.G. Nicholas Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the Nicholas J. Pritzker Revocable Trust (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     April 15, 2016

/s/ Nicholas J. Pritzker
Nicholas J. Pritzker, not individually but solely as trustee of the Nicholas J. Pritzker Revocable Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the R.A. Trust #25 (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     April 15, 2016

/s/ Paul A. Bible
Paul A. Bible, not individually but solely as trustee of the R.A. Trust #25

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the Second Universe Trust (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     April 15, 2016

/s/ Paul A. Bible
Paul A. Bible, not individually but solely as trustee of the Second Universe Trust

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the P.G. Nicholas Trust M (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     April 15, 2016

/s/ Paul A. Bible
Paul A. Bible, not individually but solely as trustee of the P.G. Nicholas Trust M

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of PG Alma Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     June 6, 2016

Posterity PT Company, not individually but solely as trustee of PG Alma Trust

By:    /s/ Eric A. Schreiner
Name:    Eric A. Schreiner
Title:    Vice President

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of Coco Trust (the “Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Trust, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated: June 6, 2016

Alpine PT Company, not individually but solely as trustee of Coco Trust

By:    /s/ Lewis M. Linn
Name:    Lewis M. Linn
Title:    President

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)

WHEREAS, Tao Capital Partners LLC is the managing member of Tao Invest LLC (the “Recipient Company”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Company of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated on May 31, 2017.

Tao Invest LLC,
a Delaware limited liability company

By:    Tao Capital Partners LLC,
    a Delaware limited liability company
Its:    Managing Member

By:    /s/ Joseph I. Perkovich
    Joseph I. Perkovich, President

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the trusts set forth on Schedule A hereto (the “Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Trusts, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     September 6, 2018

UDQ PRIVATE TRUST COMPANY, LLC, solely as trustee of each of the separate and distinct trusts set forth on Schedule A

By: /s/ Derek Arend
Name: Derek Arend
Title: Vice President

SCHEDULE A

Trust GPP-PTA
Trust GPP-PTB
Trust APP-NPT
Trust MPP-NPT
Trust JPP-NPT

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the trusts set forth on Schedule A hereto (the “Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Trusts, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Trusts, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:     September 6, 2018

MAROON PRIVATE TRUST COMPANY, LLC, solely as trustee of each of the separate and distinct trusts set forth on Schedule A

By: /s/ Derek Arend
Name: Derek Arend
Title: Vice President

SCHEDULE A

Trust TJP-PTA
Trust TJP-PTB
Trust JNP-NPT
Trust BTP-NPT
Trust DTP-NPT

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of DGC 2018 Trust (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated: December 18, 2018

    Horton Trust Company LLC, solely in its capacity as trustee of DGC 2018 Trust

    /s/ Ronald Wray
    Name: Ronald Wray
    Title:    Chief Operating Officer

JOINDER OF TRUSTEE
(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned has been appointed and has consented to serve as trustee of RAGC 2018 Trust (the “Recipient Trust”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder of Trustee.
NOW, THEREFORE, the undersigned, in her capacity as trustee of the Recipient Trust, adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1.    Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2.    Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3.    Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

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Dated:    December 18, 2018
    Horton Trust Company LLC, solely in its capacity as trustee of RAGC 2018 Trust

    /s/ Ronald Wray
    Name: Ronald Wray
    Title:    Chief Operating Officer

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, Maroon Private Trust Company, LLC, as trustee of F.L.P. Trust #11, is contributing F.L.P. Trust #11’s direct interest in THHC, L.L.C., a Delaware limited liability company (“THHC”), to the undersigned, a Delaware limited liability company, and the undersigned is becoming the controlling member of THHC as a result of such contribution;
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the controlling member of THHC, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
[Signature Page Follows]

Dated: December 4, 2019
T11 HHC, LLC

By: _/s/ Derek Arend_________________
Name:     Derek Arend
Title:     President

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the trusts set forth on Schedule A hereto (the “Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trusts of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Trusts, hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
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Dated: February 28, 2020
UDQ Private Trust Company, LLC, solely as trustee of the Trusts

By: _/s/ Derek Arend__________________
Name: Derek Arend
Title: Vice President

Schedule A

PDTA Gigi Trust
PDTB Gigi Trust
NPDT Abigail Trust
NPDT Maggie Trust
NPDT Jessica Trust

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned has been appointed and has consented to serve as trustee of the trusts set forth on Schedule A hereto (the “Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with the receipt by the Trusts of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned, in its capacity as trustee of the Trusts, hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder in the form hereof.
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Dated: February 28, 2020
Maroon Private Trust Company, LLC, solely as trustee of the Trusts

By: _/s/ Derek Arend__________________
Name: Derek Arend
Title: Vice President

Schedule A

PDTA Tom Trust
PDTB Tom Trust
NPDT Jason Trust
NPDT Benjamin Trust
NPDT David Trust

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned has been appointed and has consented to serve as a co-trustee of the trusts set forth on Schedule A hereto (the “Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming a co-trustee of the Trusts, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned, in the capacity as co-trustee of the Trusts, hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.
[Signature Page Follows]

Dated: September 30, 2020
Zena Tamler, solely as co-trustee of each of the separate and distinct trusts set forth on Schedule A

/s/ Zena Tamler

SCHEDULE A
KLP 2010 ANP Mirror Trust A
KLP 2010 ANP Mirror Trust B
KLP 2010 PG Family Trust
Don Family Trust #6-Julia
Don Family Trust #6-Theodore
LaSalle Family Trust #8-Julia
LaSalle Family Trust #8-Theodore
JSPV 2010 LaSalle Mirror Trust #56
TSPV 2010 LaSalle Mirror Trust #60
R.A. Family Trust #6-Julia
R.A. Family Trust #6-Theodore
KLP 2010 A.N.P. Mirror Trust #23
KLP 2010 A.N.P. Mirror Trust #24
KLP 2010 A.N.P. Mirror Trust #29
KLP 2010 A.N.P. Mirror Trust #30
Don Family Trust #6-Allison
ACPS 2010 ECI Mirror Trust #5
LaSalle Family Trust #8-Allison
ACPS 2010 LaSalle Mirror Trust #19
R.A. Family Trust #6-Allison
Don Family Trust #6-Dana
DJPS 2010 ECI Mirror Trust #6
LaSalle Family Trust #8-Dana
DJPS 2010 LaSalle Mirror Trust #46
R.A. Family Trust #6-Dana
ECI Trust-Julia
ECI Trust-Theodore

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned has been appointed and has consented to serve as the trustee of the trusts set forth on Schedule A hereto (the “Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with becoming the trustee of the Trusts, the undersigned is executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned, in the capacity as the trustee of the Trusts, hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;
2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.
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Dated: February 3, 2021
Robin Road Trust Company LLC, solely as trustee of each of the separate and distinct trusts set forth on Schedule A

/s/ Mary F. Parthe
Name: Mary F. Parthe
Title: President

SCHEDULE A
JNP 2010 – P.G. Trust
JNP Parachute Mirror Trust K
JNP Parachute Mirror Trust L

JOINDER AGREEMENT
(Amended and Restated Global Hyatt Agreement)
WHEREAS, the undersigned have been appointed and have consented to serve as co-trustees of the trusts set forth on Schedule A hereto (the “Recipient Trusts”);
WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and
WHEREAS, in connection with receipt by the Recipient Trusts of shares of Hyatt Common Stock, the undersigned are executing and delivering this Joinder Agreement.
NOW, THEREFORE, the undersigned, in their capacity as co-trustees of the Recipient Trusts, hereby adopt the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:
1. Acknowledge receipt and review of the A/R Global Hyatt Agreement;
2. Join in and agree to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and
3. Agree not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.
[Signature Page Follows]

Dated: June 30, 2023
Andrew D. Wingate, solely as co-trusteeof each of the separate and distinct trusts set forth on Schedule A

/s/ Andrew D. Wingate

Lucinda S. Falk, solely as co-trustee of each of the separate and distinct trusts set forth on Schedule A

/s/ Lucinda S. Falk

Zena Tamler, solely as co-trustee of each of the separate and distinct trusts set forth on Schedule A

/s/ Zena Tamler

SCHEDULE A

ACPS P.G. Trust
DJPS P.G. Trust
JSPV P.G. Trust
TSPV P.G. Trust

JOINDER AGREEMENT

(Amended and Restated Global Hyatt Agreement)

WHEREAS, Pritzker Traubert Foundation, an Illinois General Not-for-Profit Corporation (“PTF”), will be receiving shares of Hyatt Common Stock;

WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and

WHEREAS, as a condition to receipt by PTF of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.

NOW, THEREFORE, the undersigned hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:

1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;

2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: March 22, 2024
Pritzker Traubert Foundation

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

JOINDER AGREEMENT

(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned is the trustee of Margot and Tom Pritzker Foundation (“MTPF”);

WHEREAS, MTPF will be receiving shares of Hyatt Common Stock;

WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and

WHEREAS, as a condition to receipt by MTPF of shares of Hyatt Common Stock, the undersigned is executing and delivering this Joinder Agreement.

NOW, THEREFORE, the undersigned, in its capacity as trustee of MTPF, hereby adopts the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:

1. Acknowledges receipt and review of the A/R Global Hyatt Agreement;

2. Joins in and agrees to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: August 8, 2024

Maroon Private Trust Company, LLC, not individually but solely as trustee of Margot and Tom Pritzker Foundation

By: /s/ Derek Arend
Name: Derek Arend
Title: President

JOINDER AGREEMENT

(Amended and Restated Global Hyatt Agreement)

WHEREAS, the undersigned have been appointed and have consented to serve as co-trustees of the trust set forth on Schedule A hereto (the “Recipient Trust”);

WHEREAS, Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as trustees, and certain others entered into that certain Amended and Restated Global Hyatt Agreement, dated October 1, 2009 (as the same may be amended from time to time, the “A/R Global Hyatt Agreement”) (capitalized terms used but not defined herein shall have the meanings set forth in the A/R Global Hyatt Agreement); and

WHEREAS, in connection with the receipt by the Recipient Trust of shares of Hyatt Common Stock, the undersigned are executing and delivering this Joinder Agreement.

NOW, THEREFORE, the undersigned, in their capacity as co-trustees of the Recipient Trust, hereby adopt the foregoing recitals and, for the benefit of all parties to the A/R Global Hyatt Agreement, hereby:

1. Acknowledge receipt and review of the A/R Global Hyatt Agreement;

2. Join in and agree to be bound by the terms and conditions of the A/R Global Hyatt Agreement; and

3. Agree not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation, Class A Common Stock and Class B Common Stock, to any Pritzker or Foreign Pritzker (or other successor that the A/R Global Hyatt Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee(s) thereof) signs and delivers to the parties to the A/R Global Hyatt Agreement a written Joinder Agreement in the form hereof.

[Signature Page Follows]

Dated: December 31, 2024
Andrew D. Wingate, solely as co-trustee
of the trust set forth on Schedule A

/s/ Andrew D. Wingate

Lucinda S. Falk, solely as co-trustee of the
trust set forth on Schedule A

/s/ Lucinda S. Falk

Zena Tamler, solely as co-trustee of the
trust set forth on Schedule A

/s/ Zena Tamler

SCHEDULE A
A.N.P. Trust #27